UNITED STATES

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Brookdale Senior Living Inc.

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The Right Board The Right Strategy June 2025

Brookdale Is a Unique Senior Living Provider – Combining Unmatched Scale, Purpose-Driven Care, and Operational Expertise

Brookdale has the **largest geographic footprint**[1] with access to the **largest pool of seniors in the U.S. compared to any other operator**, coupled with nearly 50 years of operating experience, industry leading scale, and portfolio mix **best positioned to meet rising demand**

Brookdale is the Largest Senior Living Operator[1] in the U.S.…

647 *Geographically Diverse, High-Quality Communities Across 41 States*



8%
31%
61%

Q1'25 Portfolio Mix[2]

Owned	Leased	Managed
383 locations	**236** locations	**28** locations
34k units	**17k** units	**4k** units
41 states	**26** states	**$10M** mgmt. fees[3]

…Founded on a Mission of Compassionate, People-Centric Care…

Strong Expertise
- *~10% of workforce are nurses with focus on evidence-based clinical practices and protocols*
- *Broad product offerings provide seamless support across continuum of care*

Holistic Wellness Approach
- *Highly-individualized care and personal service offering homelike setting with resident and social engagement*
- *Nationally-ranked training and development programs*

Care Comes First
- *Senior living leader in value-based care*
- *Brookdale HealthPlus® provides an innovative care delivery model with care coordination*

…Resulting in Industry Recognition for Quality, Impact, and Leadership

#1

Senior Living Operator[1]



2024 HONOREE



BEST
ARGENTUM AWARDS
Certified
INSTITUTIONAL INVESTOR
BROOKDALE SENIOR LIVING
PRISM AWARD WINNER

BROOKDALE SENIOR LIVING

Source: Company filings and press releases.
(1) As per number of units under operations. As reported by American Seniors Housing Association in the 2024 ASHA 50 report.
(2) Number of units at period end.
(3) Represents annual management fees.

2

Senior Living Requires Hospitality, Real Estate, and Healthcare – Brookdale Does It All


HOSPITALITY
Brookdale elevates the senior living experience through personalized hospitality that fosters community, comfort, and dignity
REAL ESTATE
With one of the largest senior living portfolios in the country, Brookdale strategically owns and operates communities designed to support aging among a community of friends
HEALTHCARE
Brookdale delivers high quality care at scale, with industry-leading clinical programs and the Brookdale HealthPlus® program integrating clinical care and care coordination to support seniors' evolving health needs
BROOKDALE
SENIOR LIVING

Ability to Serve ~58K Senior Residents

*Serves up to **3 meals daily** in a **welcoming** atmosphere with an **attentive staff, healthy** menu options, and **special care** for residents in Brookdale's memory care communities*

~650 Communities

*Brookdale's geographically **diverse**, high-quality, **purpose-driven** communities are committed to resident **well-being**, providing a **community, home,** and **safe haven** during times of uncertainty such as wildfires and the pandemic*

~10% of Brookdale's Workforce are Nurses

*Additionally, the Brookdale HealthPlus® program allows for **community-based**, proactive **care coordination**, improving **quality of life** and **reducing emergency/urgent care** visits and **hospitalizations***

Source: Company filings and press releases as of Q1'25.
3

Brookdale Senior Living Is Well-Positioned and Is Successfully Executing its Strategy Positioned to Deliver Meaningful Shareholder Value Board Began Implementation of CEO Succession Plan in November 2024 Independent, Refreshed, and Experienced Composition of the Board Is Driving Greater Accountability, Is Executing Our Strategy, and Is Aligned with All Shareholders Ortelius, a ~1% Shareholder, Is Seeking to Take Control of the Board and Is Proposing Strategic Actions – The Majority of Which Are Already Underway Ortelius’ Actions Could Undermine Our Progress and Impair Our Ability to Identify a New CEO 4

Ortelius’ Brookdale Campaign Is Executing to Seize a Clear Control Strategy Undermines to Drive Long Our -Progress Term Shareholder Value – Largest operator in the senior living sector, strategically positioned to serve an older population that is growing An attractive owned asset base (increasing from 66% to 75% by 2025 year-end), underpinning the Company’s intrinsic value Board and management streamlined operations, simplified the business, rationalized the lease portfolio, and reduced leverage Positioned to Deliver Meaningful Shareholder With a same community weighted average occupancy rate of 80.6%(1), Brookdale is poised to capitalize on the operating leverage Value of its high fixed cost business. Our focus on operations coupled with robust demographic and industry tailwinds will help deliver compelling and sustainable shareholder returns The Board and management are executing on five key initiatives to deliver meaningful shareholder value – improving operating performance, optimizing real estate portfolio, reinvesting capital into communities, reducing leverage, and ensuring high-quality environments for residents and associates Recognizing CEO change was necessary, the Board contacted Spencer Stuart, a leading executive search firm, in November 2024 to aid in succession planning Board Began The Board transitioned the Company’s former CEO in April 2025 upon receiving feedback from shareholders that immediate management change was preferred. The Board has a search well underway to identify the right CEO Implementation of CEO Succession Plan in Based on shareholder feedback, the Board determined to have Denise Warren step in as Interim CEO, reflecting shareholder November 2024 support for the Board The Board is interviewing CEO candidates now; originally, Brookdale had hoped to find a new CEO by June 2025 Ortelius’ disruptive campaign delayed the CEO search process Source: Company filings and press releases. (1) As of May 2025. 5

Brookdale Is Executing a Clear Strategy to Drive Long-Term Shareholder Value – Ortelius' Campaign to Seize Control Undermines Our Progress (Cont'd)

Independent, Refreshed, and Experienced Composition of the Board Is Driving Greater Accountability, Is Executing Our Strategy, and Is Aligned with All Shareholders	• The Board appointed four new independent directors in the past 12 months with **deep healthcare, hospitality, operations, real estate, and senior living experience** • Following the Annual Meeting, if Brookdale's nominees are elected, the Board will be composed of eight highly qualified and engaged directors, seven of whom are independent, with an average tenure of less than **4** years, well below the S&P 500 average of ~8 years • **Our Board composition reflects a thoughtful refreshment process based on the skillsets needed for Brookdale's long-term strategy. Our directors include operators, marketers, healthcare leaders, and senior living, real estate, and sales professionals – all with relevant expertise, enabling informed oversight of Brookdale's operating strategy, real estate portfolio, and regulatory landscape** • **With a new CEO appointment, the majority of our Board will have served for approximately a year or less. Replacing additional directors now is not necessary, jeopardizes our progress, and could leave the Board without sufficient historical knowledge**
Ortelius, a ~1% Shareholder, Is Seeking to Take Control of the Board and Is Proposing Strategic Actions – The Majority of Which Are Already Underway	• Despite the Board and management's attempts to engage constructively, Ortelius delayed speaking with us while demanding they receive control of the Board • For nearly two months after nominating a slate to take control of the Board, Ortelius refused to engage meaningfully with the Company, precluded the Board from interviewing its nominees and presented no strategic plan for the changes it would like to see implemented • When Ortelius finally shared their ideas, it was clear that most of their ideas were initiatives the Board and management team already have underway • Ortelius' initial refusal to make their director nominees available for interviews greatly inhibited the Board's ability to consider any of the Ortelius nominees when refreshing its composition • **Despite our refreshment, Ortelius nominated six directors with predominantly real estate backgrounds (skills the Brookdale Board already possesses) or ones that are unnecessary for executing our strategy, while** omitting skillsets critical to the business and critical for diversifying thought in healthcare, hospitality, and sales & marketing

BROOKDALE SENIOR LIVING

6

Ortelius' Claims are Not Reflective of the Progress Brookdale has Made or the Realities of the Senior Living Industry

Brookdale's Reality is Rooted in Sound Strategic Fundamentals and on Track to Deliver Shareholder Value

Ortelius Claims…	Brookdale's Reality

Ortelius Claims…
Leased Portfolio Is Dilutive to Financials
	▪ Since 2022, Brookdale renegotiated leases for approximately 250 communities inherited by management and the Board. The last was VTR in December 2024. The **leased portfolio is now Adjusted Free Cash Flow positive**[1], and should contribute meaningfully to go forward operations
	  ▪ Since Q1'21, Brookdale reduced the number of leased units by 19% (4,054 units), with another ~30% (6,125 units) reduction expected in 2025
	  ▪ By year-end, Brookdale will have **reduced its leased portfolio by ~50%** since Q1'21
	▪ As part of the renegotiated leases since 2022, Brookdale received ~$140M of landlord funded CapEx to reinvest in the properties
	▪ Our leases are contractual agreements that **require significant time and costs** to negotiate exits

Ortelius Claims…
Bifurcation of "GoodCo / BadCo"
	▪ Bifurcation of the portfolio into a "GoodCo" and "BadCo" oversimplifies our portfolio
	  ▪ Brookdale finances its properties via mortgage pools, bifurcating the portfolio would require renegotiation and **possible breakage fees to separate "good" from "bad"**
	  ▪ The "bad", most likely, would **require capital injection** to reduce debt levels to entice a lender to take on the existing mortgages
	  ▪ **Not all "bad assets" are "bad"**, some are simply on a slower recovery post-COVID and hold potential to deliver long-term value
	▪ **Brookdale's strategy focuses on orderly reduction of** underperforming / non-core assets:
	  ▪ Since 2014, we have sold or terminated leases on ~350 communities that no longer fit our strategic plan; 29 sold or terminated leases in the last 3 years and 69 planned terminations this year
	  ▪ We currently have 14 underperforming communities for sale that are under a letter of intent or purchase agreement
	  ▪ We are evaluating the next group of assets that will be moved along to a new owner to determine how best to maximize proceeds

BROOKDALE SENIOR LIVING

Source: Company filings, press releases, and presentations.
(1) See page 53 for more information on Non-GAAP Financial Measures.

7

Ortelius' Claims are Not Reflective of the Progress Brookdale has Made or the Realities of the Senior Living Industry (Cont'd)

Brookdale's Reality is Rooted in Sound Strategic Fundamentals and on Track to Deliver Shareholder Value

Ortelius Claims…
Financial Performance has Declined Over the Past 7 Years

- Adjusted EBITDA margins[1] declined during COVID, but **recovered to 12% in 2024**, despite higher Assisted Living (AL) / Memory Care (MC) exposure

Adjusted EBITDA Margin[1]	2018	2019	2020	2021	2022	2023	2024
	11%	10%	7%	5%	9%	11%	12%

COVID Period

- Comparing 2011 – 2017 average Adjusted EBITDA margins[1] to 2018 – 2024 is illogical given the significant industry impacts of COVID
- Additionally, **tangible book value is irrelevant** for asset-heavy, depreciated businesses like Brookdale; **value creation is driven by EBITDA**. Value is removed from book value via depreciation. Tangible book value suffers from accounting treatment not operating performance
- Operational improvements yielded positive Adjusted Free Cash Flow[2] in second half of 2024 with expectation to be meaningfully Adjusted Free Cash Flow[2] positive in 2025

Ortelius Claims…
Brookdale Underperformed the Last 7 Years Against "Peers"

While Ventas, Inc. and Welltower Inc. provide relevant datapoints in their Senior Living Owned Portfolio (SHOP), they are not perfect comparables because of REIT structure, scale, type of asset, and cost of capital

REIT	As diversified healthcare REITs, Welltower and Ventas do not solely own senior living communities, but also own real estate in other areas such as outpatient medical, as well as long-term / post-acute care and life sciences / research, respectively
Scale	Welltower and Ventas are materially larger than Brookdale with a market capitalization of $101B and $29B, respectively, as of 05/30/25
Type of Asset	Welltower's senior housing segment is relatively more focused on Independent Living than Brookdale which is mainly Assisted Living / Memory Care
Cost of Capital	Given their larger size and diversified REIT status, Welltower's and Ventas' cost of capital is lower than Brookdale, making them less directly comparable when evaluating growth trajectory and ability to raise capital in the public markets

Sonida Senior Living is the best comparable company to Brookdale

- Sonida is the only other publicly traded senior living operating company in the U.S.
- Similar portfolio mix to Brookdale with asset categories across AL, IL, and MC
- Sonida's share price has underperformed Brookdale by (57%) over the last 6 years

SONIDA SENIOR LIVING

Despite being a named shareholder of Sonida, Ortelius excluded Sonida from the "Peers" set; Sonida is down (52%) since the pre COVID period[3]

Source: Company filings, press releases, presentations, Ortelius 2025 definitive proxy statement, and FactSet as of May 30, 2025.

(1) As calculated by Ortelius. The Company has not historically disclosed Adjusted EBITDA Margin. Ortelius' calculation appears to be based on Company disclosures of Adjusted EBITDA and Total Revenue, which includes Reimbursed costs incurred on behalf of managed communities. See page 53 for more information on Non-GAAP Financial Measures.

(2) See page 53 for more information on Non-GAAP Financial Measures.

(3) From 5/30/2019 to 5/30/2025. Pre COVID period accounts a 6-year timeframe to appropriately view the shock and volatility created by COVID.

BROOKDALE SENIOR LIVING

8

Ortelius' Attacks Lack Credibility and Cherry Picks Timeframes Without Acknowledging COVID Impact

	Ortelius' Claims Are Comparing Two Vastly Different Time Periods, Lacking Context, and Ignoring the Pandemic		Brookdale Successfully Bounced Back From the Pandemic Lows and Continues to be on a Robust Path of Recovery and Growth	
	Pandemic Unaffected Timeframe	**Pandemic Affected Timeframe**	**Quarterly Results During Comparison Period**	**The Reality of Brookdale's Performance**
Occupancy Rate	Q4'17 85.2%	Q4'24 79.4%	 69.6% Pandemic Low	Strong occupancy growth over the last four years with 1,270 bps[5] growth since March 2021
NOI Margin[1]	2017 32.5%	2024 26.8%	 18.6% Pandemic Low	Q1'25 marked the fourteenth consecutive quarter of year-over-year operating income growth
Adjusted EBITDA Margin[2][4]	2011 to 2017 14.8%	2018 to 2024 9.4%	 (7.9%) Pandemic Low	Adjusted EBITDA margin[2] is better than 2019 levels and is expected to continue to increase
Free Cash Flow[3][4]	2011 to 2017 $304M	2018 to 2024 ($660)M	 ($132mm) Pandemic Low	Positive Q1'25 Adjusted Free Cash Flow[4] with annual mid point guidance of $40M in 2025

Source: Company filings, press releases, presentations, and Ortelius 2025 definitive proxy statement.

(1) Ortelius refers to Net Operating Income (NOI) Margin, which is not a metric disclosed by the Company. The Company has historically disclosed Combined Segment Operating Income Margin, which appears to be calculated the same as Ortelius' calculation of NOI Margin. See page 53 for definitions.

(2) As calculated by Ortelius. The Company has not historically disclosed Adjusted EBITDA Margin. Ortelius' calculation appears to be based on Company disclosures of Adjusted EBITDA and Total Revenue, which includes Reimbursed costs incurred on behalf of managed communities. See page 53 for more information on Non-GAAP Financial Measures.

(3) In the Ortelius 2025 Definitive Proxy Statement, Ortelius defined free cash flow as "operating cash flow minus capital expenditures. Operating cash flow is net cash provided by operating activities per 10-K filings. Cumulative free cash flow is the sum of annual free cash flows for the period noted." The Company has historically disclosed Adjusted Free Cash Flow. See page 53 for the Company's definition of Adjusted Free Cash Flow and more information on Non-GAAP Financial Measures.

(4) See page 53 for more information on Non-GAAP Financial Measures.

(5) As of May 2025.

BROOKDALE SENIOR LIVING

9

Brookdale’s Board is Taking Action to Deliver Long-Term Shareholder Value – Our Plan Is Working

Brookdale Proactively Executes its Strategic Initiatives to Drive Long-Term Value

Brookdale's Board Regularly Assesses Strategic Options to Enhance Value and Will Continue to Do So

Brookdale Actions to Build Our Real Estate Portfolio

Capital Reinvestment ✓
- $179M invested in 2024 with $175 to 180M planned capital expenditures in 2025
- Ensure our communities remain competitively positioned in our core markets for the long-term

Capital Partnerships with HC REITs ✓
- Renegotiated all triple net leases with Welltower
- Renegotiated master lease agreement with Ventas three times
- Renegotiated master lease agreement with Omega and amended lease with LTC Properties

Rationalize Real Estate ✓
- Focusing efforts on assets that yield the greatest value for shareholders
- By year-end, expect to exit another 55 non-core leased communities and divest another 14 owned communities

M&A Opportunities ✓
- 2018 sale of Battery Park complex for $194M
- 2021 sale of Brookdale Healthcare Services for implied $500M valuation
- Additional 11 previously leased communities purchased in 2024
- 2025 purchases of 25 Diversified Healthcare Trust and 5 Welltower previously leased communities

Brookdale Actions to Improve Operating Performance

Cost Containment ✓
- 27% improvement in Q1'25 Adjusted EBITDA(1) over prior year quarter
- Adjusted Free Cash Flow(1) of $4M in Q1'25, an increase of $30M over the prior year quarter
- G&A(2) down to 5.1% QoQ of revenue in Q1'25

Improve Operating Performance ✓
- Driving higher occupancy rates and robust cash flow
- Reported weighted average occupancy growth of 140 bps in Q1'25 over the prior year
- 80% same community weighted average occupancy in Q1'25

Ensure High Quality Environments ✓
- Further improving resident satisfaction and well-being through expanded programming and clinical HealthPlus® offerings
- Enhancing associate engagement and retention through development programs and career advancement pathways

Leverage Reduction ✓
- Applying a portion of asset sale proceeds toward debt paydown
- Majority of debt refinanced through end of 2026
- Every 10% of Adjusted EBITDA(1) growth will yield 1x de-levering, with ~10x leverage reduced since pandemic highs of 2022 (Q4'22)

✓ *Actions the Board previously initiated, yet Ortelius included in their proposal nonetheless*

BROOKDALE SENIOR LIVING

Source: Company filings, press releases, and presentations.
(1) See page 53 for more information on Non-GAAP Financial Measures.
(2) Excludes non-cash stock-based compensation expense and transition, legal & organizational restructuring costs.

11

While Actively Solving Unfavorable Lease Terms…

Legacy Leases Led to Pressure on Margins and Growth

Brookdale has Taken Action Over the Years to Reorganize its Leased Portfolio

VENTAS — Lease Renegotiation (April 2018)
- Restructured a portfolio of 128 communities, combining the portfolio to a single master lease
- Rent credits over the term of the lease ($13M through 2019)

Healthpeak Properties — Transaction and Lease Restructure (January 2020)
- Acquired 18 previously-leased communities
- Restructured remaining 24-community lease
- Sold interest in 14-community unconsolidated CCRC venture

VENTAS — Renegotiated Lease in Response to COVID (July 2020)
- Reduced annual rent by $83M
- Eliminated some financial covenants
- Paid one time fee of $162M and transferred ownership of 5 communities

LTC — Amended Master Lease (February 2023)
- Lease included a portfolio of 35 properties that are smaller than average community size (17 of the 35 were renewed later in 2023)
- Declined to renew half of the leases due to unattractive option rate provided by landlord

Welltower — Renegotiated Triple-Net Leases (May 2023)
- Replaced covenant with a more favorable tangible net worth metric
- Negotiated a $17M lessor-funded capital expenditure fund
- Retained Brookdale's existing purchase options for all three Welltower leases

OMEGA — Amended Master Lease (August 2024)
- Negotiated $80M in lessor funded CapEx through 2037

VENTAS — Renegotiated Lease on Favorable Terms (December 2024)
- Terminated leases on 55 communities (6,125 units) with underperforming metrics vs consolidated portfolio and ($31M) in cash flow on TTM basis
- Negotiated landlord funded CapEx pool of $35M

Analysts Recognize the Scope of Lease Restructuring and are Optimistic of the Progress…

"**We would not expect an overnight turnaround** amid the company's significant lease exposure. We have been **encouraged by the progress**… as it executes on an **extended timeline of lease renegotiations**… We believe these transactions represent measured progress toward addressing the **significant operating lease overhang inherited in early 2018.**"

- RBC, March 6, 2025

…while Brookdale Continues Strategic Acquisitions to Expand its Owned Portfolio

Welltower Joint Venture	Welltower	Diversified Healthcare Trust
• Acquisition • 11 Communities • 1,228 Units • $300M Purchase Price	• Acquisition • 5 Communities • 686 Units • $175M Purchase Price	• Acquisition • 25 Communities • 875 Units • $135M Purchase Price
Completed 12/17/24	*Completed 02/27/25*	*Completed 02/27/25*

Selling underperforming portions of purchased leased assets allows for increased flexibility and better financial performance

BROOKDALE SENIOR LIVING

Source: Company filings, press releases, and presentations.

12

…And Successfully Navigating Through the COVID Crisis

COVID Exacerbated Industry Pressures Across Senior Living Operators



- **Occupancy Declined**
  Move-ins dropped sharply due to health concerns, visitor restrictions, and excess mortality rates
- **Rising Labor & Personal Protective Equipment Costs**
  Operators faced staffing expenses and supply costs to meet safety protocols
- **Operational Disruptions**
  Infection control measures strained resources, reduced efficiency, and disrupted care delivery

But Brookdale Demonstrated Consistent Performance and Outperformed Sonida Senior Living, the Only Other Publicly Traded Senior Living Operator

Stock Performance Over Time

	6-Year	5-Year	3-Year	2-Year	1-Year	YTD'25
Brookdale	5.3%	77.9%	12.8%	89.8%	(2.1%)	29.4%
Sonida	(51.7%)	163.3%	(5.2%)	239.0%	(11.8%)	5.7%
S&P 500	112.0%	94.2%	42.2%	40.6%	12.9%	0.5%



250
200
150
100
50
0
COVID Period(1)
A 6-year timeframe is necessary to view the shock and volatility created by COVID
S&P 500: +112.0%
BKD: 5.3%
SNDA: (51.7%)
5/30/2019
5/29/2020
5/28/2021
5/30/2022
5/30/2023
5/29/2024
5/30/2025

✓ 6-year view captures the prolonged impact of COVID and underscores Brookdale's **sustained performance** and **consistent execution**

✓ Brookdale stock **outperformed** Sonida's both **before COVID and during the recovery period** since March 2020

Source: Company filings, press releases, presentations, and FactSet as of May 30, 2025.
(1) COVID period from March 2020 to May 2023 according to World Health Organization international public health emergency concern.

BROOKDALE SENIOR LIVING
13

These Despite Initiatives, Historically in Conjunction Challenging with COVID Significant Period Board Enhancements, Were Executed Sold Majority Stake in Board of Directors Sold Brookdale Acquired and Negotiated Renegotiated Ventas Renegotiated Board of Directors Board of Directors Brookdale Healthcare Refresh and CEO Battery Park for Healthpeak Restructured Leases in Response to Welltower Triple-Net Refresh Refresh Services for $500M Transition $194M Leases COVID Leases Implied Valuation 2018 2019 2020 2021 2023 Acquired Leased Renegotiated Ventas Acquired 5 Leased Acquired 25 Leased Board of Directors Renegotiated LTC Board of Directors Amended Omega Assets from Lease on Favorable Communities from Communities from Refresh and CEO Master Lease Refresh Master Lease Welltower Joint Terms Welltower Diversified Healthcare Transition Venture 2024 2025 With Continued Ongoing Review of M&A / Asset Lease Strategic Initiatives to Drive Value Board Updates Sale Renegotiation Source: Company filings, press releases, and presentations. 14

Brookdale's Ongoing Plan to Deliver Shareholder Value…

1. **Improve operating performance** to drive higher occupancy, improve rates, and generate robust cash flow. We are intensifying our efforts to bring underperforming communities to breakeven status with the use of SWAT teams. For our better performing communities, we are focusing on ways to drive Adjusted EBITDA[1] and Adjusted Free Cash Flow[1] to capitalize on fixed cost leverage

2. **Optimize our real estate portfolio** to focus management's efforts on assets that can yield the greatest value for shareholders. While our portfolio once comprised more than 1,000 communities, the majority of which were leased, we now operate 647 consolidated communities, of which 236 are leased and 383 are owned. By year-end, we expect to have exited another 55 leased communities and divested another 14 non-core owned communities and are reviewing another group of assets that may no longer align with our strategic model

3. **Reinvest capital into our communities,** using a portion of asset sale proceeds and improving cash flow from operations. We invested $179M throughout 2024 and currently we have $175 to $180M investment planned throughout 2025

4. **Reduce our leverage** to maintain financial flexibility and resilience. The majority of our debt is refinanced through the end of 2026, and we are applying a portion of asset sale proceeds toward debt reduction and working to reduce leverage meaningfully through continued Adjusted EBITDA[1] and cash flow growth. A 10% increase in Adjusted EBITDA[1] would result in ~1x annualized leverage reduction from current levels

5. **Invest in our residents, associates, and culture**. Our HealthPlus® clinical offering will keep our residents healthier, while extending their length of stay. We expect to continue improving resident satisfaction and operational excellence through expanded programming and enhancing associate engagement and retention through development programs, clear career advancement pathways, and leaning into our mission-driven culture

BROOKDALE SENIOR LIVING

Source: Company filings, press releases, and presentations.
(1) See page 53 for more information on Non-GAAP Financial Measures.

15

…And the Plan is Working The occupancy rates grew to 80.6% (same community weighted average in May 2025) and an end of month occupancy of 82.1% since the pandemic low of 69.4% (weighted average in March 2021) Since 2022, Brookdale renegotiated leases for approximately 250 communities inherited by management and the Board and reduced the number of leased units by 19% since Q1‘21 2025 Adjusted EBITDA(1) increased 27% YoY in Q1‘25 and up ~255% from Q1’21. Additionally, Adjusted EBITDA(1) midpoint guidance increased $7.5M in 2025 Leverage ratio reduced by nearly half over the prior two-year fiscal period. TTM Adjusted EBITDA after cash financing lease payments(1) more than doubled since 2022 resulting in ~10x Annualized Leverage reduction since pandemic highs of 2022 Brookdale HealthPlus® improved outcomes for residents(2) resulting in 80% fewer urgent care visits, 66% fewer hospitalizations, and a 91% annual wellness visit completion rate. HealthPlus® is expected to be in nearly 190 communities by 2025 year-end Real estate portfolio reduced from more than 1,000 in 2017 to less than 600 by year end 2025 Brookdale’s Management and Board Have Demonstrated Their Ability and Commitment to Drive Long-Term Shareholder Value Source: Company filings, press releases, and presentations. (1) See page 53 for more information on Non-GAAP Financial Measures. 16 (2) Compared with like residents in their home or competitors’ settings.

of Eight Substantially Highly-Qualified Refreshed and Engaged Board Slate Directors Leading Brookdale’s Strategy

Brookdale's Refreshed Board Slate is Overseeing the Company's Continued Growth and Transformation

Our Board has significantly evolved, with 50% of Board slate appointed in the last year



Jordan Asher, MD, MS
Independent Director: C, N
Joined in 2020

- *Sole board-certified physician on the Board with 20+ years in healthcare; guided care for 2,600+ hospitals and care sites for Ascension as Chief Clinical Officer*
- *Former EVP and Chief Clinical Officer of Sentara Health*

Clinical & Executive Healthcare



Claudia Drayton (NACD Directorship Certification)
Independent Director: A, I*
Joined in 2024

- *Former CFO for Integrated Health Solutions business of Medtronic; expertise in payor contract modeling – key to navigating Brookdale's reimbursement and Medicare/Medicaid exposure*
- *Former CFO of publicly traded Quantum-Si and Nuwellis*

Healthcare & Finance



Mark Fioravanti
Independent Director
Joined in 2025

- *President & CEO of Ryman Hospitality Properties, Inc.*
- *Leads Ryman's hospitality portfolio of 11,414 hotel rooms and 3M+ square feet of meeting space in convention and leisure destinations across the country, demonstrating ability to manage a large-scale real estate portfolio and reflecting operational excellence*

Hospitality, Marketing, & Real Estate



Victoria Freed
*Independent Director: C, N**
Joined in 2019

- *Manages marketing for Royal Caribbean, a $16B+ revenue public company – bringing essential large-scale branding and customer engagement expertise*
- *SVP of Sales, Trade Support, and Service for Royal Caribbean International*

Sales Optimization & Marketing



Joshua Hausman
Independent Director
Joined in 2025

- *Led healthcare-focused investments at Onex, a $50B+ AUM firm, until 2025 – provides critical insight into capital allocation, including in facilities-based and senior care services companies, along with M&A and strategic financing*
- *Former Managing Director, Onex*

Healthcare & Capital Allocation



Elizabeth Mace (NACD Directorship Certification)
Independent Director: A, I
Joined in 2024

- *Analyzed 14,000+ senior living properties at National Investment Center for Seniors Housing & Care and invested >$3.5B in senior living funds at AEW – insight into senior living trends and operations*
- *1st Chief Economist and Director of Research and Analytics at the NIC*

Senior Living & Real Estate



Denise Warren (NACD Directorship Certification)
Chair and Interim CEO
Joined in 2018

- *30+ years of executive, operational, and financial experience across the healthcare industry with a track record of leadership excellence*
- *Former EVP and COO of WakeMed Health & Hospitals*

Healthcare, Operations, & Senior Living



Lee Wielansky
*Independent Director: A, I**
Joined in 2015

- *Guided real estate investment strategy for Acadia, a NYSE-listed REIT – critical for Brookdale's portfolio optimization goals*
- *Chair & CEO of Opportunistic Equities*
- *Former Chair and CEO of Midland Development Group, Inc.*

Real Estate & Investment

Committees: A = Audit   C = Compensation   N = Nominating & Corporate Governance   I = Investment   * = Chair

Denotes director added in the last year (green box)

NACD – *Denotes director obtained NACD Directorship Certification*

BROOKDALE SENIOR LIVING

Source: Company filings.
Note: Directors ordered alphabetically by last name.

18

Our Board Underwent Substantial Refreshment Since 2018…

Six highly-respected, current independent directors and our chair have been appointed over the last 7 years, with several directors rotating off the Board, demonstrating Brookdale's focus on prudent and strategic refreshment of the Board

2018

William Petty
Independent Director
Andy Smith
Former President and CEO
Daniel Decker
Executive Chairman
STEPPED OFF THE BOARD

Lucinda Baier
Appointed President and CEO



★ **Lee Wielansky**
Appointed Independent Chair

Rita Johnson-Mills
Appointed Independent Director

Jeffrey Leeds
Independent Director
STEPPED OFF THE BOARD



Denise Warren
Appointed Independent Director

2019

James Seward
Independent Director
Jackie Clegg
Independent Director
STEPPED OFF THE BOARD

★ **Guy Sansone**
Appointed Independent Director



Victoria Freed
Appointed Independent Director

2020

★ **Guy Sansone**
Appointed Independent Chair



Jordan Asher, MD, MS
Appointed Independent Director

2021

DIRECTOR REFRESHMENT PAUSED DUE TO COVID PANDEMIC

2022

Rita Johnson-Mills
Independent Director
STEPPED OFF THE BOARD

2023

2024

★ **Marcus Bromley**
Independent Director
★ **Guy Sansone**
Independent Chair
STEPPED OFF THE BOARD



Elizabeth Mace
Appointed Independent Director



Claudia Drayton
Appointed Independent Director



Denise Warren
Appointed Independent Chair

2025

Lucinda Baier
Former President and CEO
STEPPED OFF THE BOARD PER SHAREHOLDER FEEDBACK



Denise Warren
Appointed Interim CEO



Mark Fioravanti
Appointed Independent Director



Joshua Hausman
Appointed Independent Director

Frank Bumstead
Independent Director
WILL STEP OFF THE BOARD AT THE ANNUAL MEETING

Following the Annual Meeting, if Brookdale's nominees are elected, the Board's average tenure will be **<4 years**, with **50%** of independent directors added **since June 2024**

BROOKDALE SENIOR LIVING

Source: Company filings.

★ **Denotes director who was recommended by a shareholder, highlighting that Brookdale is open to strong director candidates regardless of their source**

19

…And Refreshment in the Last 12 Months Brings Fresh Perspectives to the Boardroom

We balanced the Board with fresh perspectives while maintaining legacy knowledge



NACD Directorship Certification

Elizabeth Mace

Appointed June 2024

- Ms. Mace brings 30+ years of experience in senior living, real estate, research, economics, investment and operations
- 1st Chief Economist at the National Investment Center for Seniors Housing & Care and pioneered data insights for the senior living industry
- Spent 17 years at AEW Capital Management, investing more than $3.5B of institutional capital in senior living and gaining exposure to best-in-class senior living operators
- Given her experience in the senior living industry and exposure to the broader market environment, Ms. Mace is a valued asset to guide Brookdale's positioning for long-term performance

NIC | S&P Global | AEW



NACD Directorship Certification

Claudia Drayton

Appointed June 2024

- Ms. Drayton brings 20+ years of operational and financial experience at healthcare and biotech companies. Currently serves on the Board of 3D Systems as a member of the Audit Committee and Compensation Committee
- Most recently served as CFO of Quantum-Si and oversaw the successful transition to a publicly traded company
- Prior to that, she served as CFO of Nuwellis, a publicly-traded medical device company
- She has a proven track record of deep financial acumen in the healthcare industry, along with experience in corporate governance and execution of financing initiatives, all valuable areas of expertise for Brookdale

nuwellis | 3D SYSTEMS | QuantumSi



Mark Fioravanti

Appointed April 2025

- Mr. Fioravanti is the current President, CEO, and member of Board of Directors of Ryman Hospitality Properties with over 20+ years of experience in hospitality
- Leads Ryman's hospitality portfolio of 11,414 hotel rooms and over 3M square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country
- In 2024, oversaw 2.9M+ advanced bookings of Ryman's hotel portfolio and manages 1,900+ employees, bringing deep experience in marketing, workforce engagement, retention, and service culture

GRAND OLE OPRY | RYMAN | GAYLORD HOTELS | ACL LIVE | JW MARRIOTT



Joshua Hausman

Appointed April 2025

- Mr. Hausman brings 20+ years of private market investment experience, notably in his prior role at Onex leading North American healthcare investment activities
- Currently serves as Managing Partner at MHJ Capital Partners and on the Board of Newport Healthcare and SCP Health
- The majority of his career has focused on the healthcare industry, including in facilities-based and senior care services companies and behavioral health companies
- He brings an owner mindset, having collaborated with management teams in devising and executing growth and operating strategies

SCP HEALTH | ONEX

NACD Directorship Certification — *Denotes director obtained NACD Directorship Certification*

BROOKDALE SENIOR LIVING

Source: Company filings.

20

The Board Acted on Behalf of Shareholders to Replace the CEO in April 2025

Our Board **holds our management team accountable – our executive search process began when we initially contacted Spencer Stuart in late 2024,** to aid the Company's CEO succession planning. We announced the official CEO change in April 2025 **after receiving feedback from shareholders** that immediate change was preferred

With the Company having **executed on our strategy** to simplify the business, streamline operations, rationalize our lease portfolio, and address debt maturities, **the Board resolved that it was time to identify the next leader** that could deliver sustained and compelling returns to our shareholders

CEO Search Committee



Denise Warren
Chair & Interim CEO



Victoria Freed
Independent Director



Elizabeth Mace
Independent Director



Lee Wielansky
Independent Director

"BKD announces CEO transition, Board changes, and favorable preliminary Q1'25 earnings commentary. [...] **Following these updates, we increase our 1Q EBITDA estimate** [...] **(+6%).**" - Barclays, April 16, 2025

"BKD's **CEO change underscores** the **Board's focus on positioning the company to take advantage of these secular tailwinds,** which we **view positively.**" - Jefferies, April 14, 2025

"We remain **positive on BKD's long-term positioning** as CEO **transition commences.**" - RBC Capital Markets, April 15, 2025

The Board seeks a CEO who will be focused on **driving continued operational** and **financial improvements,** capitalizing on the intrinsic value of our **owned real estate portfolio** and leveraging our **compelling industry dynamics** and **cash flow generation** potential

Spencer Stuart compiled a robust list of potential candidates that the CEO Search Committee is carefully evaluating, casting a wide net in the healthcare, hospitality, real estate, and senior living industries

BROOKDALE SENIOR LIVING

Source: Wall Street Research and Company filings.

21

We Evaluate Each Board Member’s Skillset for Relevance, Contribution, and Diversity of Thought The Brookdale Board Thoughtfully Constructed Itself so that a Diverse Range of Critical and Complementary Skills are Well Represented Significant Healthcare Current or Current or Healthcare Sales & Finance / Mergers & Other Public Senior Living (Operations & Hospitality Real Estate Former CEO Former CFO (Clinical) Marketing Economics Acquisitions Board Service (IL, AL, MC) Strategy) Jordan Asher Claudia Drayton Mark Fioravanti Victoria Freed Joshua Hausman Elizabeth Mace Denise Warren Lee Wielansky Source: Company filings and company assessment. Note: Directors ordered alphabetically by last name. 22

Real Estate and Hospitality Are Critical Skills for Our Board to Deliver on Our Operational Business Model

Operational Excellence from Boardroom to Bottom Line



Mark Fioravanti
Independent Director

Experience

GRAND OLE OPRY · ACL LIVE · RYMAN HOSPITALITY PROPERTIES, INC. – A REAL ESTATE INVESTMENT TRUST · JW MARRIOTT SAN ANTONIO HILL COUNTRY · GAYLORD HOTELS

- ✓ Mr. Fioravanti provides the Board of Directors with <u>deep expertise in hospitality-focused real estate and strategic capital allocation</u>, drawing on over two decades of executive leadership at Ryman Hospitality
- ✓ As Ryman's President, CEO, and former CFO, Mr. Fioravanti has guided Ryman through major industry headwinds, including COVID-19, demonstrating risk management expertise and strategic foresight. Under his <u>financial and operational leadership</u> since 2009, Ryman completed over $4B in development projects and capital investments, showcasing <u>disciplined capital allocation and long-term strategic planning</u>
- ✓ With a record of <u>hospitality-driven experience with rigorous operational discipline</u>, Mr. Fioravanti's perspective in the Boardroom aligns with Brookdale's resident-first mission and strategic outlook. He offers unique insights <u>into staffing, guest satisfaction, marketing, and operational scale</u> and is integral to drive Brookdale's financial and operational momentum in occupancy and cash flow generation, while ensuring best-in-class service to residents at the Brookdale communities

Third Party Support

"Lodging Newcomers: Ryman has an impressive history. <u>Current CEO Mark Fioravanti (2+ years; former President/CFO) has generated strong returns to date (nearly 16%/year pace of peer outperformance)</u>…"

– Green Street Property Insights: CEO Total Returns – A Good Scorecard, May 18, 2025

Real Estate Visionary Fit to Lead Brookdale's Refreshed Asset Strategy



Lee Wielansky
Independent Director

Experience

CLAYCO DESIGN & ENGINEERING · ACADIA · MIDLAND · Regency Centers. · JDN

- ✓ Lee Wielansky provides the Board of Directors with <u>four decades of extensive real estate and capital markets expertise</u>, offering <u>strategic insight into asset management, development, and operational efficiency</u> gained through over four decades of leadership in commercial real estate
- ✓ Mr. Wielansky's experience overseeing complex property portfolios and navigating market cycles <u>equips Brookdale with sound oversight of asset utilization, portfolio optimization, and cost discipline</u> – key levers for shareholder return in a capital-intensive business
- ✓ As one of Brookdale's legacy directors, Mr. Wielansky offers <u>institutional knowledge that strengthens Board decision-making</u>, particularly in navigating legacy challenges and <u>sustaining long-term strategic focus</u> amidst executive transitions and macroeconomic shifts
- ✓ As Acadia's Lead Trustee, Mr. Wielansky oversees a diverse portfolio of <u>200+ properties in 60+ cities across the U.S.</u>

Third Party Support

Isle of Capri Casinos

"…Lee brings extensive commercial real estate experience to the board of directors and we look forward to sharing Lee's expansive knowledge as we move forward"[1]

St. Louis Realtors – St. Louis Commercial Realtor of the Year

BROOKDALE SENIOR LIVING

Source: BoardEx, Company Websites, and Public filings.
1) Per CEO, Bernard Goldstein, of Isle of Capri Casinos, in February 24, 2007 press release.

23

Clinical Healthcare and Senior Living Expertise Are Critical Skills to Deliver the Best Care for the Senior Population

Physician's Perspective Overseeing Quality of Care, Safety, and Strategy



Jordan Asher, MD, MS
Independent Director

Experience

Sentara · Ascension Care Management · RhythmX AI · St. Thomas Medical Group · MissionPoint Health Partners · Hampton Roads Biomedical Research Consortium

- ✓ Dr. Jordan Asher provides Brookdale's Board with its only licensed physician and a clinical perspective, which is critical to gain and maintain the trust of residents – none of Ortelius' candidates have this expertise
- ✓ Dr. Asher brings over two decades of executive-level experience delivering on clinical excellence for all patients, in coordination with overall healthcare operations
- ✓ His prior leadership roles as Executive Vice President, Chief Clinical Officer and Chief Physician Executive at Sentara Healthcare demonstrates his deep expertise in managing patient needs under institutional regulations and limitations, which aid Brookdale's focus on the quality of care for our residents at a large scale
- ✓ During the COVID-19 pandemic, Dr. Asher was instrumental in guiding clinical safety protocols and risk mitigation. His medical expertise has been invaluable, positioning Brookdale for effective long-term health practices and establishing trust amongst residents and their families

Third Party Support

Becker's HOSPITAL REVIEW

"Dr. Asher is dedicated to fostering clinical effectiveness and cultivating a culture of excellence in the delivery of clinical services across the continuum of care, serving both individuals and communities on their health and wellness journeys."(1)

Understanding the Past to Shape Brookdale's Future



Elizabeth Mace
Independent Director

Experience

S&P Global · NIC · AEW

- ✓ Ms. Mace brings essential knowledge of the senior living industry through three decades of industry-specific research and senior living investment-grade best-in-class operations and investing, supporting Brookdale's response to industry trends, ultimately enabling sustained growth and shareholder value
- ✓ Ms. Mace served as the Chief Economist and Director of Research and Analytics at the National Investment Center for Seniors Housing & Care ("NIC"). In this role, she provided insights into market trends, investment performance, and demographic shifts affecting senior living
- ✓ During Ms. Mace's 17 years at AEW Capital Management, the real estate asset management platform Natixis Investment Managers with more than $1.3T in AUM, she helped invest more than $3.5B of institutional capital in senior living and raised and invested capital in AEW's initial two senior living dedicated funds
- ✓ In today's volatile market environment, Ms. Mace's extensive leadership in senior living economics, investments, and best-in-class operations positions Brookdale for continued growth

Third Party Support

asha – American Seniors Housing Association

2025 ASHA Senior Living Hall of Fame Inductee

"[A] passionate trailblazer who introduced the analytical rigor required to drive the industry forward"

NACD – Certified by National Association of Corporate Directors(2)

BROOKDALE SENIOR LIVING

Source: BoardEx and Public filings.
(1) Sentara article published October 7, 2024. Becker's Hospital Review webinar that aired on September 25, 2024 titled, "Person-centered care model design: The key to transforming healthcare operations."
(2) The National Association of Corporate Directors is an independent, not-for-profit focusing on corporate governance and helping directors lead with confidence in the boardroom.

24

Healthcare-Specific Financial Acumen, Sales, Marketing, and Revenue Management Are Critical Skills to Navigate Our Industry's Complexities and Drive Value Creation

Delivers Healthcare-Specific Financial Expertise



Claudia Napal Drayton
Independent Director

Experience

QuantumSi · nuwellis · Medtronic

- ✓ Claudia Drayton is a respected healthcare financial executive with over two decades of experience in financial oversight, compliance, and risk management at healthcare and life science companies, including Medtronic, Nuwellis, and Quantum-SI
- ✓ Given the various regulatory and operational specificities of the healthcare industry, Ms. Drayton's specific expertise in the financial environment of our industry is indispensable to the Board's ability to balance fiduciary and operational responsibilities, to aptly distribute resources that are aligned with residents' care and the long-term interests of shareholders
- ✓ She has demonstrated the ability to scale financial operations in dynamic, high-regulatory environments as CFO of Quantum-Si in successfully leading the company through its transition to the public market

Third Party Support

NACD
Certified by National Association of Corporate Directors[1]

People-First Priority Strengthening Resident Satisfaction



Victoria Freed
Independent Director

Experience

Royal Caribbean Group · Carnival

- ✓ Victoria Freed is a highly regarded hospitality sales executive with over four decades of proven ability to drive customer satisfaction and sales at the world's largest cruise lines. In 2008, Ms. Freed joined Royal Caribbean after 29 years at Carnival Cruise Lines, where she spent 15 years as SVP of Sales & Marketing
- ✓ At Royal Caribbean, Ms. Freed oversaw the largest cruise sales force in the world and managed the trade support and services division, which included reservations, group sales, and customer service, as well as the consumer outreach division. Ms. Freed has contributed to one of the highest brand loyalty scores in the travel industry and record high guest satisfaction scores. Her experience improving brand perception and customer engagement is critical for Brookdale, where trust and reputation are key to family decision-making in senior care
- ✓ Brookdale is a resident-first business. Ms. Freed's expertise and understanding of hospitality is an essential insight to the boardroom. To continue executing on our occupancy goals, Ms. Freed's award-winning hospitality sales expertise gives Brookdale a competitive edge

Third Party Support

CLIA
Cruise Lines International Association

2018 Lifetime Achievement Award Winner & Hall of Fame Inductee

Travel Weekly Readers' Choice Awards Winner

Royal Caribbean Consistently Received Travel Weekly Readers' Choice Award for Best Sales & Service

BROOKDALE SENIOR LIVING

Source: BoardEx, Company Websites, and Public filings.
1) The National Association of Corporate Directors is an independent, not-for-profit focusing on corporate governance and helping directors lead with confidence in the boardroom.

25

Operational Senior Living and Capital Allocation Experience Across the Healthcare Industry Will Help Accelerate Brookdale's Current Trajectory for Long-term Value Benefit

The Right Executive and Governance Experiences to Drive the Interim



Denise Warren
Chair & Interim CEO

Experience: TruBridge, Gaylord Entertainment, Avondale Partners, WakeMed, Capella Health, Merrill

- ✓ Ms. Warren brings over <u>three decades of operational, financial, and healthcare experience;</u> shareholder feedback led to her appointment as Interim CEO in April 2025
- ✓ Ms. Warren provides Brookdale's Board with a <u>rare combination of analytical and hands-on healthcare delivery expertise</u>, along with executive management in complex clinical care environments, notably in her roles as Executive Vice President and COO of WakeMed Health & Hospitals where <u>she was responsible for $1.5B P&L</u> and had oversight of 5 Hospitals, 3 Healthplexes, numerous physician clinics, and joint ventures, along with her roles as Executive Vice President and CFO of Capella Healthcare in which <u>EBITDA grew from $36M to $153M during her tenure</u>[1]
- ✓ She brings <u>notable governance experience</u> as standing Chair and Chair of the Audit Committee for Brookdale's Board, along with her former role as Chair of the Audit Committee and Compensation Committee at TruBridge, critical experience for Brookdale's Board given this pivotal time for the Company

Third Party Support

- NACD — Certified by National Association of Corporate Directors[2]
- Nashville Business Journal — CFO of the Year[3]
- Medical News — Women to Watch[3]
- Women Inc. — Most Influential Corporate Directors List[4]

Healthcare Investment Expertise Tailored to Brookdale's Strategy



Joshua Hausman
Independent Director

Experience: SCP Health, Onex, Bank of America, BrightSpring, Genesis

- ✓ Mr. Hausman brings over <u>two decades of private market investment experience</u>, notably in his prior role at Onex Corporation, a $50B+ AUM firm, until 2025, where he led North American healthcare investment activities; moreover, he provides Brookdale's Board with <u>critical insights into capital allocation, including in facilities-based and senior care services companies</u>, along with M&A and strategic financing
- ✓ The majority of his career has focused on the healthcare industry on the buy-side and sell-side, including in <u>facilities-based senior care and behavioral health companies,</u> in which he brings an <u>owner mindset to Brookdale</u>, in-line with our strategy, through prior collaboration with several management teams in devising and executing growth and operational strategies
- ✓ As a newly appointed independent director of Brookdale's Board, he brings a <u>fresh perspective on the broader healthcare investment landscape</u> to guide our strategic initiatives and deliver pointed best practices for Brookdale's facilities-based capital allocation model

Third Party Support

"Josh…has been <u>an important part of the investment teams responsible for many of our healthcare investments</u>…We're delighted to see Josh and other members of our team continue to build their careers with us."
- Gerald Schwartz, Chairman and CEO of Onex, February 22, 2013, Earnings Transcript

Source: BoardEx, Company Websites, and Public filings.
(1) Per Peer Reviewed AI Platform, "LookDeep".
(2) The National Association of Corporate Directors is an independent, not-for-profit focusing on corporate governance and helping directors lead with confidence in the boardroom.
(3) Per Capella Healthcare website.
(4) Per PR Newswire article published December 11, 2019.

BROOKDALE SENIOR LIVING
26

Shareholder Drives Alignment -Friendly and Governance Accountability Profile and Substantially Refreshed Board Slate Balanced Tenur A Refreshed Board with Diverse Experience 8+ Years 13% 7 of 8 Independent Directors Average tenure below 4 years 50% 0-2 Years 37% 4 3-7 Years Independent Directors Joined 50% Female Since June 2024 Corporate Governance Best Practice Highlights Annual elections of all Policy against hedging and Compensation aligned with No supermajority vote to directors (no classified pledging of securities performance approve mergers Board) Majority vote standard for Fully independent Board Regular director No stockholder rights plan non-contested director standing committees refreshment elections Prior to April 2025, the Board had an independent Non-Executive Chair of the Board with robust authority With the departure of the former CEO, Denise Warren stepped into the role of interim CEO in addition to Chair The Board is actively looking for a permanent CEO and will reassess its leadership structure as a new CEO is identified Source: Company filings. As of the 2025 Annual Meeting if all of management’s nominees are elected 27

The Right Board to Deliver Shareholder Value and Lead the Process to Identify Our New Leader Brookdale’s Continued Strategy Success for Experienced and Board Deep With Insights Fresh Perspectives Positive COVID Performance Turnaround Since Adjusted EBITDA 1. Improving Operating (1) Performance Margin is on an upward trajectory since 2. Optimizing Real Estate the end of COVID with Portfolio an increase of 100 bps 3. Reinvesting Capital into Communities 4. Reducing Leverage Leading to 89%(2) increase in share price since the end of 5. Ensuring High-Quality (2) Environments for COVID Residents and Associates Source: Company filings, press releases, presentations and FactSet as of May 30, 2025. (1) As calculated by Ortelius. The Company has not historically disclosed Adjusted EBITDA Margin. Ortelius’ calculation appears to be based on Company disclosures of Adjusted EBITDA and Total Revenue, which includes Reimbursed costs incurred on behalf of managed communities. See page 53 for more information on Non-GAAP Financial Measures. 28 (2) Performance calculated from COVID end of May 2023 per the World Health Organization.

Ortelius’ Significant Unnecessary Value Control Destruction Campaign Risks

Brookdale Made Multiple Attempts to Engage with Ortelius

Brookdale Made Significant Efforts to Engage with Ortelius Constructively…	…But Ortelius Failed to Collaborate
Brookdale proactively engages with our investors including an outreach program to specifically seek feedback on governance and stewardship matters	Ortelius had no substantive discussions with a member of the Board or management team about the Company for approximately two years prior to nominating a control slate and issuing a public letter in March 2025
Brookdale made repeated efforts to initiate constructive dialogue with Ortelius, offering to both meet privately and interview their nominees – including sending personalized notes to Ortelius' candidates	Ortelius took nearly two weeks before they would make themselves available to speak with management after nominating a control slate. Once they did, they did not engage in meaningful dialogue and refused to allow the Board to interview their candidates – Ortelius is simply pushing for control as a 1% shareholder
Brookdale appointed new independent directors and announced a CEO transition - actions that signal accountability and a lack of entrenchment	Only after these changes did Ortelius reach out to discuss a path forward while still insisting on substantial Board change. Ortelius could have played a role in these decisions, but they previously refused to engage, greatly inhibiting the Board's ability to consider any of the Ortelius nominees
Brookdale sought to understand why Ortelius, who owns just ~1%, believes it is necessary to take control of our Board and what they would do differently	Ortelius failed to put forth a strategy that differs materially from the initiatives Brookdale has underway, and their nominees offer predominantly real estate experience, which is already represented on our Board
Brookdale always listens to shareholder feedback, often incorporating ideas into governance and operational strategies	Rather than participating with Brookdale in mutual problem-solving, Ortelius continued issuing public attacks and demands

BROOKDALE SENIOR LIVING
30

Key Claims Made by Ortelius Had Already Been Addressed and Ortelius Risks Progress Made

Ortelius' Claim		Brookdale Response
1 Annual NOI margin[1][4] fell from 2017 to 2024 *Ignores COVID*	✓	• 2021 to 2024 NOI margin[1][2][4] rebounded 740bps. Brookdale's **NOI margin growth is in line with peers[2] despite it being more highly concentrated in AL and MC compared to the rest of the industry.** As revenue drops, margins are impacted given high fixed costs • AL / MC had higher impacts from COVID given greater acuities in the population
2 Average annual Adjusted EBITDA Margins[3][4] declined from 2011 to 2017 to 2018 to 2024 *Irrelevant Time Periods*	✓	• 2011 to 2017 average Adjusted EBITDA margins[3][4] are higher than 2018 to 2024 amid significant industry declines during COVID: **Brookdale's Adjusted EBITDA margins[3][4] have rebounded to pre-COVID levels as compared to still depressed Sonida**, our closest competitor • Additionally, EBITDA does not allow a comparison of assets as the cost of financing the leasehold asset (the lease) is deducted and the cost of financing the owned asset (the interest expense) is not. The relevant comparison would be operating income post interest expense
3 Leased portfolio is dilutive to financials *Ignores Improvements with Portfolio*	✓	• Brookdale successfully improved the economics of the leased portfolio: **leased portfolio yielded positive Adjusted Free Cash Flow[4] starting in Q1'25 and is poised to generate annual positive Adjusted Free Cash Flow[4]** • Brookdale continues to rationalize its leased units (21,127 in Q1 '21 to 17,073 in Q1'25 leading to a 19% reduction) • Returning 55 underperforming communities with 6,125 units under lease to landlord by 12/31/25
4 Monetize underperforming assets *Ordinary Course of Business*	✓	• Brookdale sold a number of underperforming assets: **most recently entering into LOI's for 14 identified communities. Rationalization of the portfolio will continue yielding an improved occupancy and financial profile of the overall portfolio** • Additionally, Leases are contracts with binding obligations. Brookdale cannot simply reject unfavorable leases, nor could Ortelius

Source: Company filings, press releases, and presentations.
Note: AL is Assisted Living, IL is Independent Living, and MC is Memory Care.
(1) Ortelius refers to Net Operating Income (NOI) Margin, which is not a metric disclosed by the Company. The Company has historically disclosed Combined Segment Operating Income Margin, which appears to be calculated the same as Ortelius' calculation of NOI Margin. See page 53 for definitions.
(2) Comparing same-store SHOP Q4'23 margins to Q4'24. Peers include Sonida, Welltower, Ventas and American Healthcare REIT (SHOP & Trilogy).
(3) As calculated by Ortelius. The Company has not historically disclosed Adjusted EBITDA Margin. Ortelius' calculation appears to be based on Company disclosures of Adjusted EBITDA and Total Revenue, which includes Reimbursed costs incurred on behalf of managed communities.
(4) See page 53 for more information on Non-GAAP Financial Measures.

✓ Already Have Been Addressed ✗ Not Relevant

BROOKDALE SENIOR LIVING

31

Key Claims Made by Ortelius Had Already Been Addressed and Ortelius Risks Progress Made (Cont'd)

#	Ortelius' Claim		Brookdale Response
5	Reduce mortgage debt *Already Top of Mind*	✓	• With the Company's imminent return to positive Adjusted Free Cash Flow[1] in the near term, **Brookdale is expecting to reduce its debt burden.** Growing Adjusted EBITDA[1] will reduce leverage, a 10% increase will reduce leverage by ~1x • Brookdale already took steps to reduce leverage through planned sales of underperforming assets with 14 currently under LOI
6	Company focused on unlocking real estate value *Already Top of Mind*	✓	• Purchased $610M assets formerly under lease from 2024 to Q1'25 and increased owned properties units from 56% to 61% • Invested CapEx to improve the quality of the owned asset portfolio • Company evaluated and will continue to evaluate other non-operational methods to unlock real estate value
7	Occupancy rate dropped 2017 to 2024 *Ignores COVID*	✓	• 2017 to 2024 omit the impact of the COVID period • Brookdale's occupancy growth for the past ~3 years is in line with industry average and higher than Ventas SHOP portfolio • **Occupancy rates continue to increase, growing weighted average same community occupancy to 80.6% in May 2025**
8	Cumulative Free Cash Flow[2] declined from 2011 to 2017 to 2018 to 2024 *Ignores COVID*	✓	• COVID placed pressure on the whole senior living industry and the Company took several steps, including restructuring leases and divesting assets, to ensure financial stability: This statement ignores the impact of COVID and the subsequent labor and goods inflation that severely impacted the industry • **Brookdale addressed the decline and was Adjusted Free Cash Flow[1] positive in the second half of 2024** • **Brookdale expects to be materially Adjusted Free Cash Flow[1] positive in 2025**

Source: Company filings, press releases, and presentations.

(1) See page 53 for more information on Non-GAAP Financial Measures.

(2) In the Ortelius 2025 Definitive Proxy Statement, Ortelius defined free cash flow as "operating cash flow minus capital expenditures. Operating cash flow is net cash provided by operating activities per 10-K filings. Cumulative free cash flow is the sum of annual free cash flows for the period noted." The Company has historically disclosed Adjusted Free Cash Flow. See page 53 for the Company's definition of Adjusted Free Cash Flow and more information on Non-GAAP Financial Measures.

BROOKDALE SENIOR LIVING

✓ Already Have Been Addressed ✗ Not Relevant

32

Key Claims Made by Ortelius Had Already Been Addressed and Ortelius Risks Progress Made (Cont'd)

	Ortelius' Claim		Brookdale Response
9	Tangible book value per share decreased 2017 to 2024 *Irrelevant Measure*	✗	• **Book value is a poor reference for an asset rich company with high depreciation** – it doesn't reflect the fair value of the company as it is dependent on accounting choices and costs when assets were purchased • Tangible net worth declines are driven by asset depreciation and the COVID losses, which were unavoidable given the challenging crisis
10	During this seven-year period (2/21/18 to 2/21/25) the Company's stock price dropped 39%, and underperformed benchmarks by 165% *Omits Most Relevant Peer*	✓	• Brookdale as an operating company is not fully comparable to Welltower and Ventas, being large diversified REITS: a more direct comparable would be the S&P Midcap 400, which Brookdale outperformed by ~1% over past one year[1] – **Brookdale's total shareholder return over the past 2 years ending December 2024 has been in the 84th percentile amongst the index** • Additionally, **Sonida is the accurate Brookdale comparable company**, given it's the only other publicly traded senior living operator and has a similar portfolio mix, **which Ortelius conveniently omits from its peer set**. Sonida has generally underperformed Brookdale, in its comparable and TSR analysis
11	On 11/16/22, shareholders suffered a 33% single day decline, following a tangible equity units offering *Needed to Raise Capital after COVID*	✗	• **The tangible equity units offering was designed to protect the Company and its shareholders as Brookdale experienced several years of negative cash flow during the COVID era and deemed it prudent to raise equity capital until positive cash flow became more visible**
12	Ortelius nominated six independent director candidates for election to the Board, claiming that substantial board change is needed *No Diversity of Thought*	✓	• Following the Annual Meeting, if Brookdale's nominees are elected, Brookdale's Board will have an average tenure of ~4 years, below the S&P 500 average of ~8 years and four new independent directors were added to the Board in the last 12 months: **six new directors could impair the CEO search – the Board's #1 priority** • Brookdale has undergone substantial board changes over the past few years and has a Board comprised of former CEOs/CFOs/COOs that are highly skilled with strong experience in real estate, finance, M&A, healthcare, senior living, sales & marketing, as well as a balance of fresh perspectives combined with institutional knowledge & continuity – **replacing a majority of the Board could cause disruption as Brookdale seeks to execute on its strategy and create value for shareholders**
13	Acquisition offer on the table in 2018 *Conditions Could Not be Met*	✗	• Former Management and former Board undertook a one-year strategic review to evaluate the conditional offer • The verbal offer was highly conditional and preceded the pandemic. Retroactively framing it as a missed opportunity **lacks context** • The pandemic **exacerbated industry headwinds**, altering the landscape of the industry, comparing opportunities across the periods is **inherently mismatched**

✓ Already Have Been Addressed ✗ Not Relevant

BROOKDALE SENIOR LIVING

Source: Company filings, press releases, and presentations.
(1) Performance calculated from May 30, 2024 to May 30, 2025 as per FactSet as of May 30, 2025.

33

Brookdale Listens to Its Shareholders: Their Input Guides Our Actions Brookdale Proactively Engages with Investors and Takes their Feedback Seriously ª As part of our outreach program specifically on our governance practices, executive compensation program, and stewardship, we met with several large shareholders to receive their input and hear their perspectives when Denise Warren “Our enthusiasm about became Chair Brookdale’s future has never been greater and ª In late 2024, well before Ortelius launched their contest, we contacted Spencer Stuart to aid in succession planning in response to shareholder feedback we support the Board’s efforts to extend ª In April 2025, following significant shareholder engagement and feedback, we announced a separation agreement with Brookdale’s leadership in Cindy Baier where she resigned as CEO and Denise Warren stepped in to become interim CEO patient care and financial ÷ Moreover, we refreshed the Board, appointing Mark Fioravanti and later announced the temporary increase of the performance…We look size of the Board to nine directors for the addition of Joshua Hausman forward to supporting Brookdale as it brings ª Through these engagements, the overwhelming response from our shareholder was to not capitulate to Ortelius new talent and energy to ÷ Shareholders stated they did not understand Ortelius’ motives, their strategy, or how additional changes to our Board the Board and executive would create value. As a direct result of shareholder feedback, and Ortelius’ initial refusal to allow us to interview their team.” candidates, we have not offered Ortelius seats on our Board; moreover, we have offered to work with Ortelius to give them comfort that many of their ideas are already underway Deerfield Management April 14, 2025 Brookdale Gauged Positive Sentiment Amongst Top Shareholders ª All of our recent actions are guided by shareholder input and are fully aligned with their interests ª The same day Brookdale announced a CEO transition and the appointment of Mark Fioravanti to the Board, Deerfield Management, a significant stockholder of the Company, issued a press release stating their enthusiasm for Brookdale’s future had never been greater, and they looked forward to supporting Brookdale’s next chapter Source: Brookdale 2025 Definitive Proxy Statement. 34

Ortelius’Value Nominees to Our Would Board Not Add

Ortelius’ Control Slate Appears To Not Have a Diversified Skillset In-Line with Our Strategy Ortelius’ Slate Overextends on Real Estate and Finance, but Lacks Several of the Critical Skills Needed to Bolster Brookdale’s Strategy Significant Healthcare Current or Current or Healthcare Sales & Finance / Mergers & Other Public Senior Living (Operations Hospitality Real Estate Former CEO Former CFO (Clinical) Marketing Economics Acquisitions Board Service (IL, AL, MC) & Strategy) Steven Insoft Paula Poskon Frank Small Missing Skills Ivona Smith Steven Vick Lori Wittman in Ortelius clinical nominated healthcare, a hospitality, majority director or sales slate; & marketing the slate has – the zero critical nominees pillars with of our experience business Source: Public filings, Ortelius 2025 Definitive Proxy, and Brookdale 2025 Definitive Proxy. 36

Ortelius' Control Slate Appear Not to Bring Additive Experiences or Insights

Despite its relatively small ~1% stake, Ortelius is demanding Board control. Further Board change at this time will derail the Board's progress and significantly impair the Board's ability to identify a new CEO and continue executing our strategy at a critical time for the Company

Steven Insoft
- ✘ Serves on an advisory board of an affiliate to Ortelius, raising questions with respect to his independence from Ortelius
- ✘ Experience limited to real estate investment trusts and real estate transactions, skillsets already present on the Board
- ✘ No public company board experience
- ✘ Experience primarily in the skilled nursing industry, which represents only 2% of Brookdale's business

Ivona Smith
- ✘ Expertise in bankruptcies and liquidation trusts, which seems irrelevant and not needed at Brookdale
- ✘ Repeatedly nominated by Ortelius in other activist campaigns – raises risk that her allegiance will be to Ortelius and not all shareholders
- ✘ Currently serves as a director of two public companies and five private companies, raising concerns about her capacity to meaningfully contribute to the Brookdale Board

Paula Poskon
- ✘ Nominated by multiple activists in several other campaigns in recent years
- ✘ Experience primarily focused on REITs, which is already well-represented on our current Board
- ✘ No apparent experience in senior living or public company C-suite roles

Steven Vick
- ✘ Previously served as President & COO and a Director of Alterra Healthcare, but left shortly prior to its bankruptcy
- ✘ No relevant public company experience in 20 years
- ✘ Unclear track record during recent leadership roles at private companies

Frank Small
- ✘ Redundant private equity and real estate skillsets that already exist on Brookdale's Board
- ✘ Experience primarily in real estate investments and transactions
- ✘ No apparent management or board experience in senior living
- ✘ No public company board or C-suite experience

Lori Wittman
- ✘ Non-operational experience in real estate focused largely on financial management
- ✘ No operational experience in healthcare or senior living
- ✘ Limited exposure to senior living through finance and IR roles at REITs

None of the Ortelius nominees have experience in critical areas such as healthcare (clinical), hospitality, or sales & marketing

BROOKDALE SENIOR LIVING

Source: Public company filings, New York Times, Bloomberg News, Ortelius 2025 Definitive Proxy Statement.

37

Brookdale Shareholders: Consider the Risk of Adding Steven Insoft or Paula Poskon

Steven Insoft
Questionable Independence from Ortelius with Skills Already Represented on the Board

- ✗ Mr. Insoft is **affiliated with Ortelius, calling into question his independence from Ortelius**
  - He serves on an advisory board of Panthalassa Ventures, a fund which Ortelius serves as investment manager
- ✗ Expertise concentrated in REITs and transactional real estate, **skills already present on the Board**
  - COO and CFO experience at Aviv centered on managing and acquiring post-acute and long-term care facilities, ***not operating them***. Importantly, **Brookdale is an <u>operating business</u>**
  - Other key roles, such as Mr. Insoft's leadership at Greystone Healthcare Management, emphasized transactions, acquisitions, and portfolio management, rather than the day-to-day management of senior living communities or the complex delivery of care services that Brookdale requires
- ✗ Experience **primarily in skilled nursing**, which is **only 2% of Brookdale's business**
- ✗ No previous public board experience

Paula Poskon
Activist-Backed Director with No Senior Living Experience

- ✗ Ms. Poskon was nominated multiple times to public boards by shareholder activists – **raising questions about her independence from Ortelius and whether her allegiance will be to a single shareholder vs. all shareholders**
  - Appointed to the Board of Wheeler REIT through Stilwell Value's activist slate in 2019
  - Appointed to the Board of NAM Tai Property through IsZo Capital's activist slate in 2021…**despite ISS's recommendation "Against"**
  - *Now* nominated to Brookdale Senior Living's Board, despite no relevant experience
- ✗ Ortelius' Proxy claims she has "senior living" experience… **but no such experience is described in Ms. Poskon's biography**

ALL 4 REIT DIRECTORSHIPS ARE IRRELEVANT TO BROOKDALE'S SENIOR LIVING BUSINESS

NAMTAI	POWER REIT	WHLR	cdr
Technology Parks in China	Railroads, Solar Farmland, & Greenhouses	Grocery-Anchored Retail	Grocery-Anchored Retail

BROOKDALE SENIOR LIVING

Source: Public company filings, Aviv REIT 2014 Annual Report, and Ortelius 2025 Definitive Proxy Statement.

38

Brookdale Shareholders: Consider the Risk of Adding Frank Small or Ivona Smith

Frank Small
Core Skills Are Unnecessary or Duplicative with Brookdale's Current Board

- ✘ No apparent experience serving in an **executive or board capacity at a publicly traded company**
- ✘ Majority of investing experience appears to be concentrated in the **skilled nursing sector**—a segment of senior care that differs from the **independent, assisted living, and memory care services that comprise the core of Brookdale's business**
  - Skilled nursing facilities operate under a distinct reimbursement model, are governed by different regulatory regimes, and involve clinical acuity levels that are much higher than those typically seen in senior living communities
  - **Mr. Small's background does not reflect the breadth or depth of expertise required to effectively oversee Brookdale**

Moreover, Small's background mirrors expertise already well-represented by our Board:

- Joshua Hausman brings perspective of one of the world's leading private equity platforms – Onex – and is unopposed by Ortelius
- Elizabeth Mace brings decades of expertise in senior living
- Lee Wielansky, Elizabeth Mace, and Mark Fioravanti bring decades of expertise in real estate

Ivona Smith
Misaligned Board Skills, Affiliation with Ortelius, and Board Capacity Concerns

- ✘ Ms. Smith has been **nominated to Boards 3x by Ortelius**
  - Nominated by Ortelius at Rayonier Advanced Materials, Trecora, and now Brookdale
  - Suggests her motives may be more aligned with one investor – **not all shareholders**
- ✘ Ms. Smith's core competencies are in bankruptcies and liquidation… **irrelevant for Brookdale and our current financial position**
- ✘ Ms. Smith's expertise in bankruptcies and liquidations **calls into question Ortelius' future intentions** with adding her to their slate
- ✘ Currently serves as a director at 2 public companies and 5 private companies, raising **concerns about her capacity to meaningfully contribute to Brookdale's Board**
- ✘ No public company C-Suite experience

BROOKDALE SENIOR LIVING

Source: BoardEx, Ortelius 2025 Definitive Proxy Statement, Brookdale 2025 Definitive Proxy Statement, and public filings.

39

Brookdale Shareholders: Consider the Risk of Adding Steven Vick or Lori Wittman

Steven Vick
Outdated Public Company Experience with an Unclear Recent Track Record

- ✘ Mr. Vick has **not held a meaningful leadership or governance positions** at a public company in more than two decades
- ✘ Public companies today face vastly different challenges than they did **20 years ago**, including evolving regulations, complex investor expectations, technology integration, and an evolving senor living industry
  - Mr. Vick's experience does not reflect engagement with any of these modern realities
- ✘ Mr. Vick's most recent experience appears to be limited to private or smaller-scale ventures, which are **not directly comparable to a publicly traded national operator like Brookdale**
- ✘ Shortly after Mr. Vick left, Alterra **filed for Chapter 11 bankruptcy**
- ✘ Mr. Vick's public company experience is **dated and clouded by negativity**, while recent, relevant experience is **unclear or unverifiable**

Lori Wittman
Lacks Operational Experience and Exposure to Senior Living

- ✘ Ms. Wittman's real estate experience is **ultimately not relevant, with experience primarily in the skilled nursing industry, representing only 2% of Brookdale's business**
  - Care Capital Partners was focused on skilled nursing, **not senior living**
  - NETSTREIT focuses on single-tenant net lease retail properties, **not senior living**
  - Global Medical REIT leases medical facilities that are operated independently, but Brookdale is **an owner and operator**
  - Aventine Property Group is a REIT focused on cannabis-related retail, **irrelevant for Brookdale's strategy**
- ✘ **Brings primarily financial expertise and capital markets insight, which is already well-represented on our Board**
- ✘ **Lacks any operations experience, and Brookdale's core business is operational.** Brookdale generates value through delivering consistent, high-quality care and services to residents in day-to-day operations
- ✘ Her "deep expertise" in financial management and corporate governance is marred **by bankruptcy**
  - During her tenure as a director, IMH Financial Corp. **filed Chapter 11 bankruptcy and defaulted**

BROOKDALE SENIOR LIVING

Source: BoardEx, Ortelius 2025 Definitive Proxy Statement, Brookdale 2025 Definitive Proxy Statement, Wall Street Journal, Aventine Property Group's website, Global Medical REIT website, NETSREIT website, IMH July 23, 2020 filing for voluntary petition for relief.

40

Brookdale Senior Living Is Well-Positioned and Is Successfully Executing its Strategy Positioned to Deliver Meaningful Shareholder Value Board Began Implementation of CEO Succession Plan in November 2024 Independent, Refreshed, and Experienced Composition of the Board Is Driving Greater Accountability, Is Executing Our Strategy, and Is Aligned with All Shareholders Ortelius, a ~1% Shareholder, Is Seeking to Take Control of the Board and Is Proposing Strategic Actions – The Majority of Which Are Already Underway Ortelius’ Actions Could Undermine Our Progress and Impair Our Ability to Identify a New CEO 41

Support Vote for the Brookdale’s Brookdale Strategy Nominees for Future on the Growth Blue Proxy — Card Your Vote Is Important Company Nominees: The Board recommends that you vote FOR ONLY the following eight (8) Brookdale nominees: Source: Brookdale 2025 Definitive Proxy Statement. 42

Appendix

Must Consider the Correct Public Comparables for Brookdale

Comparable	Criteria	Assessment
Sonida Senior Living	=	• **Sonida is the only other publicly traded senior living operating company in the U.S.** • Similar portfolio mix to Brookdale with asset categories across AL, IL, and MC • Payor mix weighted towards private pay, similar to Brookdale
Welltower / Ventas	Senior Living ✓	• Welltower and Ventas are similar to Brookdale only in the fact that **a portion of their portfolio is in senior living**
	REIT ✗	• As diversified healthcare REITs, **Welltower and Ventas do not solely own senior living communities, but also own real estate in other areas of healthcare services** such as outpatient medical, as well as long-term / post-acute care and life sciences / research, respectively
	Size ✗	• Welltower and Ventas are materially larger than Brookdale with a market capitalization of $101B and $29B, respectively, as of 05/30/25
	Cost of Capital ✗	• **Given their larger size and diversified REIT status, Welltower's and Ventas' cost of capital are lower than Brookdale**, making them less directly comparable when evaluating growth trajectory and ability to raise capital in the public markets
Bloomberg Healthcare (HC) Index	✗	• **Welltower and Ventas represent ~70% of the index's weight as of 05/20/25** and therefore should be excluded from a comparison to Brookdale • Index performance includes diversified REITs which are exposed to materially different market trends: outpatient medical, skilled nursing, hospitals/acute care, behavioral inpatient facilities, and other areas of healthcare services
Russell 3000 Index Russell 3000 HC Index S&P 500 HC Index	✗	• **The universe of companies included in these indices is too broad** to be considered as a relevant benchmark to Brookdale

Only Direct Comparable

Sonida Senior Living

Not Direct Comparables

Welltower

Ventas

Bloomberg Healthcare Index

Russell 3000 Index

Russell 3000 HC Index

S&P 500 HC Index

Brookdale Senior Living

Source: Company filings, Bloomberg, and FactSet as of May 30, 2025.

44

The Company Has Evolved and Grown Over Time as the Leading Senior Living Platform in the U.S.

Brookdale has Simplified Real Estate Portfolio, Enhancing Margins by Increasing Proportion of Owned Real Estate, and Improving Lease Terms

COVID Period[1]

2020 | 2021 | 2022 | 2023 | 2024 | 2025

Indicates Restructured Leased Portfolio

Key Strategic Actions		July 2020: Announced lease restructuring with Ventas (VENTAS)	February 2021: Announced Sale of Home Health / Hospice Business to HCA Healthcare	June 2021: May's occupancy rate higher than 2020 year-end results	September 2021: Offered $200M in convertible notes with option to purchase an additional $30M	November 2022: Offered Tangible Equity Units	May 2023: Renegotiated NNN Leases with Welltower	December 2024: Restructured Leases with Ventas (VENTAS)	March 2025: Announced the completion of Additional Portfolio Acquisitions
Financial Statistics	*NTM Revenue*[2]	$3.4B	$3.2B	$3.0B	$2.8B	$3.0B	$3.1B	$3.3B	$3.2B
	NTM Adjusted EBITDA Margin[2]	11.1%	7.8%	8.7%	9.0%	9.4%	10.6%	13.1%	13.8%

Portfolio Rationalization

2015

108,420 Total Units[3]
44,763 Leased Units



Managed: 25%
Owned: 34%
Leased: 41%

Q1'25

50,841 Total Units[3]
17,073 Leased Units



Managed: 8%
Leased: 31%
Owned: 61%

~62%
Reduction in Number of Leased Units from 2015 to 2025

Brookdale has Strategically Reduced Reliance on Leased Properties By:

- ✓ Exiting underperforming leases
- ✓ Acquiring well performing leased properties

BROOKDALE SENIOR LIVING

Source: Company filings, press releases, presentations, and FactSet as of May 12, 2025.
(1) COVID period from March 2020 to May 2023 according to World Health Organization international public health emergency concern.
(2) Based on consensus estimates one week after the applicable announcement as of FactSet as of 05/12/25.
(3) Represents Leased and Owned units.

45

Brookdale Successfully Navigated Through the COVID Pandemic Which Significantly Impacted the Entire Senior Living Industry

Tragic Effects of COVID Caused Financial and Operating Challenges Across the Senior Living Industry

COVID had an Outsized Impact on the Elderly Population...

53% of COVID deaths from 2020 to 2023 occurred in those aged 75+[1], a core target demographic for Brookdale



(thousands)
400
300
200
100
0
2
7
20
46
203
257
300
312
0-17
18-29
30-39
40-49
50-64
65-74
75-84
85+

...Causing Occupancy Rates to Decline Across The Industry

Brookdale occupancy suffered more than peers given higher mix of AL / MC residents who tend to have higher acuity than the IL population



90%
85%
80%
75%
70%
65%
COVID Period[6]
4Q'19
4Q'20
4Q'21
4Q'22
4Q'23
4Q'24
VTR 87%
WELL 87%
BKD 80%

~$1B *In Lost Revenue[2]*

~$191M *In Higher Expenses[2]*

...and Macro Economic Factors during COVID Further Impacted Performance

Pressure from high labor cost inflation and increasing interest rates further negatively impacted margins



Cost of Labor Growth[3]
10YR Yield
25%
20%
15%
10%
5%
0%
-5%
6%
5%
4%
3%
2%
1%
0%
02-20
11-20
08-21
05-22
02-23
11-23
Elderly Care[4]
Healthcare
Overall Jobs
10YR Yield

Brookdale Q1'25 Performance Indicates Positive Results

Amid tough industry wide challenges, Brookdale has turned a corner. Operating Income is above pre-pandemic levels on a per unit basis amid lower occupancy

Raised Guidance

Adjusted EBITDA[5] ~2% Higher and RevPAR

9.2%

Operating Income YoY Increase

"**We remain positive on Brookdale** given our view that secular tailwinds driven by aging demographics translate to increased demand for senior living, coupled with a slow ramp in supply **will translate to occupancy growth and EBITDA / FCF acceleration in the near future that are not yet reflected in the stock.**"

- Jefferies, April 14, 2025

BROOKDALE SENIOR LIVING

Source: Company filings, press releases, presentations, and FactSet as of May 5, 2025.

(1) Centers for Disease Control and Prevention.

(2) Estimates based on management guidance.

(3) According to the U.S. Bureau of Labor Statistics.

(4) Elderly care defined by the BLS as continuing care retirement communities and assisted living facilities

(5) See page 53 for more information on Non-GAAP Financial Measures.

(6) COVID period from March 2020 to May 2023 according to World Health Organization international public health emergency concern.

46

Broader Healthcare Services and Particularly the Senior Living Industry Indicate Resiliency in the Current Market Environment

Broader Healthcare Services have Shown Resiliency in Recent Volatile Market

2025 YTD Share Performance by Sector[3]



+17%
+7%
+6%
+5%
+4%
Distribution & Outsourcing
Pharmacy / PBMs / Retail
Post-Acute
Medtech
Providers

S&P 500 Performance Breakdown Since 2025 S&P Peak



16%
13%
17%
13%
16%
25%
Share Performance
> 5%
0% – 5%
(10%) – (5%)
(15%) – (10%)

Key Takeaways:

- ✓ Of the top 20 outperforming companies in the S&P 500 since all-time February peak, ~15% are healthcare companies, the most of any other subsector
- ✓ While geopolitical and tariff uncertainty persists, selected areas of healthcare services remain largely insulated due to the necessary and domestic nature of services
- ✓ Post-Acute and Providers categories, which include healthcare services oriented towards the senior population, have been resilient while the broader market has seen more impact

...and Senior Living is Well Positioned for Continued Growth[1]



Assisted Living Market
($ billions)
5.8% CAGR
$187
$248
2022
2027



Independent Living Market
($ billions)
5.6% CAGR
$62
$81
2022
2027



Memory Care: Alzheimer's Population
(millions)
3.8% CAGR
6.2
7.2
2021
2025



Chronic Conditions[2]
(millions)
2.3% CAGR
72
143
2020
2050

Key Takeaways:

- ✓ All core senior living market segments are positioned for strong, sustained growth
- ✓ Assisted Living represents a larger and quickly expanding market segment due to the senior population's growing need for more comprehensive healthcare services
- ✓ Increases in chronic conditions indicate the continued need for higher acuity senior living communities like Assisted Living

Assisted Living (AL) is a setting most suited for residents with medical care needs
Independent Living (IL) residents are usually able to care for themselves
Memory Care (MC) communities are targeted for those with dementia or Alzheimer's

BROOKDALE SENIOR LIVING

Source: Company filings, press releases, and presentations, Green Street Health Care Sector Update, Wall Street Research, and FactSet as of May 6, 2025.
(1) National Investment Center for Seniors Housing & Care (NIC).
(2) Front Public Health (2023).
(3) Distribution & Outsourcing: AHCO, CAH, COR, HCSG, HSIC, MCK, OMI, PINC; Pharmacy / PBMs / Retail: CI, CVS, OPCH, WBA; Post Acute: ADUS, AMED, AVAH, BTSG, CHE, DCGO, EHAB, EHC, INNV, OCN, ENSG, NHC, PACS, MODV, ATIP, SEM, USPH, BKD, SNDA, PNTG; Medtech: SSHCEQ Index; Providers: ARDT, CYH, HCA, THC, UHS, SGRY, ACHC, UHS, DNTL, RDNT, DVA, FMS, AONC, AMN, CCRN, AGL, ASTH, EVH, INNV, PIII, PRVA, HQY, MD, JYNT.

47

Senior Living is a Large and Growing Market with Powerful Supporting Tailwinds

The Senior Living Market is Fueled by Supportive Demographic Trends and Favorable Supply–Demand Dynamics[1]

The Senior Population is Growing and has Increasing Ability to Pay for Healthcare

Seniors continue to outpace growth of other demographic groups, particularly aged 75+[2], indicating sustained demand for senior living in the coming years



75+ Population YoY Growth
Overall Increase vs. 2023
4.4%
4.1%
4.1%
4.0%
3.9%
3.9%
3.7%
8.8%
13.2%
17.8%
22.4%
27.1%
31.8%
2024
2025
2026
2027
2028
2029
2030

83
Average Age of AL / MC Residents at Move In as of 2024

84
Average Age of AL / MC Residents at Move In as of 2016

High income senior population is the fastest growing demographic segment, leading to greater ability to pay for healthcare services such as senior living[4]



35
30
25
20
15
10
5
0
2014
2029
2014
2029
2014
2029
Ages 75 to 84
Ages 85 and older
Ages 75 and older
Low Income
Middle Income
High Income

...While Shortages of Senior Living Communities Maintain Demand Trends

New construction is expected to lag demand, creating a shortage of available senior living units and increasing demand for Brookdale communities



The highest number of units delivered in a year was 34,000 with only 14,000 units delivered over the trailing 12 months[3]
Total Units (Thousands)
Population (80+)
Demand
Supply Shortage
Supply
Equilibrium
Over Supply
3,500
3,000
2,500
2,000
1,500
1,000
500
35,000
30,000
25,000
20,000
15,000
10,000
5,000

Potential Tailwinds for Brookdale:

- ✓ Growing demand and limited supply create market dynamics favorable for additional pricing growth
- ✓ Underlying trends in supply shortages also create a floor for future expectations in occupancy levels

Source: Company filings, press releases, and presentations, Green Street Health Care Sector Update, Wall Street Research, and FactSet as of May 6, 2025.
(1) Cushman & Wakefield Market Trends & Investor Survey Senior Living & Care H1 2024 & American Healthcare REIT - publicly filed S-11.
(2) NICMAP Data Service; individuals age 75+ in seniors housing in all markets, all regions; 4Q 2024.
(3) National Investment Center for Seniors Housing & Care (NIC).
(4) Health Affairs, Health and Retirement Study.

48

The Brookdale Portfolio is Well Structured to Continue Yielding Positive Results

With an Attractive Senior Living Payor Mix Model...

98% of senior living revenue is from private pay sources, minimizing government reimbursement risk



Senior Living Industry Payor Sources(1)
2%
98%
Health Care Services Payor Sources(1)
11%
30%
59%
Private Pay
Commercial Payors
Government / Other

- Broader healthcare services continue to be at risk due to Medicaid and Medicare reimbursement and implementation of new staffing rules overhang
- Senior living significantly minimizes this risk by predominantly being a private pay model

...And Higher Mix of Favorable Segments of the Senior Living Market



Brookdale Mix(2)
73%
SNF 2%
IL 25%
AL 56%
MC 17%
Brookdale is 22% higher in needs-based AL & MC
Industry Mix(3)
51%
SNF 9%
AL 37%
IL 40%
MC 14%

...Improving Margin Profile Indicating Continued Positive Financial Trends...

Brookdale's Adjusted EBITDA Margin(4) has Rebounded to Pre-COVID Levels Compared to Still Depressed Sonida....



2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
BROOKDALE SENIOR LIVING
Avg: 14%
16% 15% 16% 13% 15% 15% 13% 11% 10% 7% 5% 9% 11% 12%
200bps
sonida SENIOR LIVING
Avg: 19%
15% 18% 18% 19% 20% 20% 21% 20% 14% 15% 5% 7% 13% 14%

Source: Company filings, press releases, presentations and FactSet as of May 2, 2025.
Note: Al is Assisted Living, IL is Independent Living, MC is Memory Care, and SNF is Skilled Nursing Facility.
(1) Green Street (2024).
(2) Calculated as % of total units of 55.1K as of March 31, 2025.
(3) National Investment Center for Seniors Housing & Care (NIC) IL, AL, and MC units in NIC reported markets, NIC Supply Set Q1'25.
(4) As calculated by Ortelius. The Company has not historically disclosed Adjusted EBITDA Margin. Ortelius' calculation appears to be based on Company disclosures of Adjusted EBITDA and Total Revenue, which includes Reimbursed costs incurred on behalf of managed communities. See page 53 for more information on Non-GAAP Financial Measures.

BROOKDALE SENIOR LIVING

49

Brookdale Is Well Positioned to Capitalize on Tailwinds Going Forward

Brookdale has been Taking Strategic Actions to Improve Operating Metrics and has Become Cash Flow Positive as of Q1'25 While Increasing Guidance

	BROOKDALE SENIOR LIVING	SONIDA SENIOR LIVING
Q1'25 Total Units	55,097	9,092
Portfolio Mix	Skilled Nursing 2% Independent Living 25% Memory Care 17% Assisted Living 56%	Memory Care 16% Independent Living 37% Assisted Living 47%
Q1'25A Same Community RevPOR	$6,507	$4,274
Asset Ownership[1]	59.2%	77.6%
Private Pay %	~94%	~92%
'25E – '26E EPS Growth[2]	17.8%	7.7%
'25E – '27E Adjusted EBITDA Growth[2][6]	12.3%	12.7%
Q1'25A Adjusted EBITDA Margin[3]	15.2%	15.1%

Brookdale's Improved Operating Metrics

- ✓ Adjusted EBITDA margin[3] is back to 2019 levels and expected to continue to increase
- ✓ Adjusted EBITDA margin[3] is forecasted to remain in line with Sonida, Brookdale's only comparable operator
- ✓ Brookdale has seen strong occupancy growth over the last three years and has performed in line with industry averages (including Sonida and broader peer universe[4] of Healthcare REITs such as Ventas)
- ✓ Further occupancy recovery to a pre-pandemic rate of 84.5% would yield $170M in incremental revenue and $125M in incremental operating income, after giving effect to the 55 currently leased Ventas communities we expect to exit by year-end
- ✓ NOI margins[5] are holding at industry leading levels
- ✓ Brookdale has improved its NOI margin[5] over the last three years by a greater delta compared to Welltower and Ventas

Source: Company filings, press releases, and presentations, Green Street Health Care Sector Update, and FactSet as of May 5, 2025.
Note: Latest Sondia filings are Q4'24, Q1'25 data provided for Brookdale on total units, asset ownership and private pay %.
(1) Sonida does not lease any assets and is under a management or ownership structure since 2021 and currently owns 81 communities and manages 13. The ownership analysis does not include the 8 JVs but included in total number of communities.
(2) Based on consensus estimates as of FactSet as of 05/05/25.
(3) As calculated by Ortelius. The Company has not historically disclosed Adjusted EBITDA Margin. Ortelius' calculation appears to be based on Company disclosures of Adjusted EBITDA and Total Revenue, which includes Reimbursed costs incurred on behalf of managed communities. See page 53 for more information on Non-GAAP Financial Measures.
(4) Peers include AHR, WELL, and VTR.
(5) Ortelius refers to Net Operating Income (NOI) Margin, which is not a metric disclosed by the Company. The Company has historically disclosed Combined Segment Operating Income Margin, which appears to be calculated the same as Ortelius' calculation of NOI Margin. See page 53 for definitions.
(6) See page 53 for more information on Non-GAAP Financial Measures.

BROOKDALE SENIOR LIVING

50

Executive Pay Tightly Aligned with Outcomes for Shareholders

What We Do

- **Pay for Performance:** A significant portion of our NEOs' target direct compensation is awarded in the form of variable, at-risk compensation based on company performance
- **Clawback Policy:** Provides for the mandatory recovery of erroneously awarded performance-based compensation paid as a result of any financial restatement consistent with the requirements of the NYSE
- **Caps on Annual Incentive Payouts:** Payouts under our annual cash incentive plan are capped
- **Annual Say on Pay:** "Say-on-Pay" advisory vote conducted annually to solicit shareholders' views on our executive compensation programs
- **Robust Stock Ownership Guidelines:** Ownership guidelines require our CEO, CFO, and other named executive officers to hold stock valued at 5x, 4x, and 3x base salary, respectively
- **Annual Risk Assessment:** The Committee conducts a compensation program risk assessment annually

What We Don't Do

- **No Above Median Benchmarking:** The Committee generally aims to provide target total direct compensation for NEOs that is within or below the market median range identified in the independent compensation consultant's market study
- **No Defined Benefit Plans/SERPs:** We do not sponsor any defined benefit pension or supplemental executive retirement plans (SERPs)
- **No Tax Gross Ups:** Tax gross-ups are not provided except in the limited circumstance of certain relocation expenses
- **No Excessive Perquisites:** Minimal perquisites are provided, other than certain relocation expenses
- **No Guaranteed Incentive Compensation:** Our annual incentive plan and performance-based long-term incentive awards do not have minimum guaranteed payout levels–this compensation is "at risk"
- **No Pledging or Hedging:** Our insider trading policy prohibits all our directors and executive officers from pledging or hedging Brookdale stock
- **No Stock Options:** We have never granted stock options

2024 Target Total Direct Compensation Mix[1]



CEO
Base Salary 13%
Target Annual Incentive 19%
Time-Based LTI Awards 34%
Performance-Based LTI Awards 34%



Other NEOs
Base Salary 32%
Target Annual Incentive 26%
Time-Based LTI Awards 21%
Performance-Based LTI Awards 21%

Average Shareholder Support of ~97% for Our Compensation Over The Last Two Years

We are **evaluating revisions of our performance based long-term incentive rewards program** that consist of 50% time-based RSUs and 50% performance-based RSUs, which encourage our executives to **focus on initiatives that drive growth and increase the market value of our stock,** while also **promoting retention, stock ownership, and alignment with the interests of our shareholders**

BROOKDALE SENIOR LIVING

Source: Company Definitive Proxy filed May 15, 2025.
1) Represents elements of 2024 target total direct compensation and, for other NEOs, the average of such other NEOs' pay mix elements.

51

We Hold the Management Team Accountable Year After Year

Brookdale implements several measures to ensure management accountability, including in response to challenges posed by the COVID pandemic

Certain 2020 Cash Annual Incentives Forfeited in Response to COVID

No bonuses were awarded based on formulaic outcomes for the following metrics. Certain performance targets were rendered obsolete by COVID and actual performance failed to meet threshold levels for key metrics

	Target	Actual	Payout
Resident Fee Revenue	$3,226M	$2,893M	0%
Facility Operating Income (FOI)	$896M	$551M	0%
Adjusted Free Cash Flow (AFCF)[4]	$87M	$24M	0%
Move-Ins	4.4% growth	Worse than 2019 performance	0%
Quality Measures	95.0%	N/A	0%

Results of Performance-Based Awards

Award Year	Award: RevPAR Tranche 1[1]	RevPAR Tranche 2[1]	RevPAR Tranche 3[1]	TSR Tranche 4[2]
2022	105.0%	150.0%	145.0%	81.2%
2023	58.0%	**0.0%**	TBD[3]	TBD[3]
2024	**0.0%**	TBD[3]	TBD[3]	TBD[3]

Several 0% payouts demonstrate that management doesn't get rewarded for underperformance – executive pay is aligned with shareholder outcomes and incentives must be earned

Source: 2021 through 2025 Brookdale Proxy Statements.

1) *For purposes of these awards, same community RevPAR means the average monthly senior housing resident fee revenues per available unit of the same community portfolio as reported in our SEC filings for the applicable performance period. Same community RevPAR is calculated as resident fee revenues, excluding revenue for private duty services provided to seniors living outside our communities and entrance fee amortization, of the same community portfolio for the applicable fiscal year, divided by the weighted average number of available units in the same community portfolio for the applicable fiscal year, divided by twelve.*
2) *3-Year Relative TSR compares our compound annual TSR to the constituent companies of the S&P Midcap 400 index for the period assuming reinvestment of dividends or distributions. The award agreements provide that no additional cash or RSUs beyond the target amount will vest and be issued (or paid) on such tranche if our compound annual TSR is negative for the performance period.*
3) *Vesting period is not yet completed.*
4) *See page 53 for more information on Non-GAAP Financial Measures.*

BROOKDALE SENIOR LIVING

52

Non-GAAP Financial Measures and Certain Definitions Non-GAAP Financial Measures Q1’25 Q1’24 This communication mentions the financial measures Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, and Adjusted Free Cash Flow, which are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Reference to these non-GAAP financial measures is intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, or net cash provided by (used in) operating activities. The Company Net income (loss) ($65.0) ($29.6) cautions investors that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. The Company urges investors to review the following reconciliations of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP. Provision (benefit) for income taxes ($0.7) $0.0 Reconciliation of the non-GAAP financial measures included in the 2025 full-year annual guidance to the most comparable GAAP financial measures are not available without unreasonable effort due to the inherent difficulty in forecasting the timing or amounts of items required to reconcile Adjusted EBITDA from the Company’s net income (loss), including but not limited to (a) benefit/provision for income taxes, (b) non-operating income/expense items, (c) depreciation and Loss (gain) on debt modification and amortization, and (d) income/expense associated with non-cash, non-operational, transactional, legal, cost reduction, or organizational restructuring items, and Adjusted Free Cash Flow from the Company’s net cash provided by (used in) extinguishment, net $35.2 $0.0 operating activities, including but not limited to (a) distributions from unconsolidated ventures from cumulative share of net earnings, (b) changes in prepaid insurance premiums financed with notes payable, (c) changes in operating lease assets and liabilities for lease termination, (d) cash paid/received for gain/loss on facility operating lease termination, (e) lessor capital expenditure reimbursements under operating leases, (f) property and casualty insurance proceeds, (g) non-development capital expenditures, and (h) payment of financing lease obligations. Variability in the timing or amounts of items required to reconcile the measure may have a significant impact on the Company’s net income (loss) and net Non-operating loss (gain) on sale of assets, net $0.0 ($0.7) cash provided by (used in) operating activities. Other non-operating (income) loss ($1.3) ($3.4) Adjusted EBITDA Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, legal, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core Interest expense $65.0 $57.7 operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, operating lease expense adjustment, non-cash stock-based compensation expense, and transaction, legal, and organizational restructuring costs. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity and stockholder Interest income ($3.6) ($4.8) relations advisory matters, and are primarily comprised of legal, finance, consulting, professional fees, and other third-party costs. Legal costs include charges associated with putative class action litigation. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. Income (loss) from operations $29.6 $19.2 The Company believes that presentation of Adjusted EBITDA as a performance measure is useful to investors because (i) it is one of the metrics used by the Company’s management for budgeting and other planning purposes, to review the Company’s historic and prospective core operating performance, and to make day-to-day operating decisions; (ii) it provides an assessment of operational factors that management can impact in the short-term, namely revenues and the Depreciation and amortization $91.0 $86.1 controllable cost structure of the organization, by eliminating items related to the Company’s financing and capital structure and other items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods; (iii) the Company believes that this measure is used by research analysts and investors to evaluate the Company’s operating results and Asset impairment $1.8 $1.7 to value companies in its industry; and (iv) the Company uses the measure for components of executive compensation. Adjusted EBITDA has material limitations as a performance measure, including: (i) excluded interest and income tax are necessary to operate the Company’s business under its current financing and capital structure; (ii) excluded depreciation, Operating lease expense adjustment ($3.9) ($13.1) amortization, and impairment charges may represent the wear and tear and/or reduction in value of the Company’s communities, goodwill, and other assets and may be indicative of future needs for capital expenditures; and (iii) the Company may incur income/expense similar to those for which adjustments are made, such as gain/loss on sale of assets, facility operating lease termination, or debt modification and extinguishment, non-cash stock-based compensation Non-cash stock-based compensation expense $4.0 $3.3 expense, and transaction, legal, and other costs, and such income/expense may significantly affect the Company’s operating results. Adjusted Free Cash Flow Transaction, legal, and organizational Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in $1.6 $0.4 restructuring costs prepaid insurance premiums financed with notes payable, changes in operating lease assets and liabilities for lease termination, cash paid/received for gain/loss on facility operating lease termination, and lessor capital expenditure reimbursements under operating leases; plus: property and casualty insurance proceeds and proceeds from refundable entrance fees, net of refunds; less: non-development capital expenditures and payment of financing lease obligations. Adjusted EBITDA $124.1 $97.6 Non-development capital expenditures are comprised of corporate and community-level capital expenditures, including those related to maintenance, renovations, upgrades, and other major building infrastructure projects for the Company’s communities and is presented net of lessor reimbursements. Non-development capital expenditures do not include capital expenditures for: community expansions, major community redevelopment and repositioning projects, and the development of new communities. Net cash provided by (used in) operating The Company believes that presentation of Adjusted Free Cash Flow as a liquidity measure is useful to investors because (i) it is one of the metrics used by the Company’s management for budgeting and other planning purposes, to review the $23.4 ($1.1) activities Company’s historic and prospective sources of operating liquidity, and to review the Company’s ability to service its outstanding indebtedness, pay dividends to stockholders, engage in share repurchases, and make capital expenditures, including development capital expenditures; and (ii) it provides an indicator to management to determine if adjustments to current spending decisions are needed. Changes in prepaid insurance premiums $22.4 $23.3 Adjusted Free Cash Flow has material limitations as a liquidity measure, including: (i) it does not represent cash available for dividends, share repurchases, or discretionary expenditures since certain non-discretionary expenditures, including financed with notes payable mandatory debt principal payments, are not reflected in this measure; (ii) the cash portion of non-recurring charges related to gain/loss on facility lease termination generally represent charges/gains that may significantly affect the Company’s liquidity; and (iii) the impact of timing of cash expenditures, including the timing of non-development capital expenditures, limits the usefulness of the measure for short-term comparisons. Changes in assets and liabilities for lessor capital Definitions expenditure reimbursements under operating ($2.0) ($0.2) Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization. leases RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to Non-development capital expenditures, net ($41.1) ($50.6) seniors living outside of the Company’s communities and entrance fee amortization), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue for private duty services provided to Property and casualty insurance proceeds $1.4 $2.6 seniors living outside of the Company’s communities), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects operating results and data of a consistent population of communities by excluding the impact of changes in the composition of the Company’s portfolio of communities. The operating results exclude Payment of financing lease obligations ($0.3) ($0.3) natural disaster expense and related insurance recoveries. The Company defines its same community portfolio as communities consolidated and operational for the full period in both comparison years. Consolidated communities excluded from the same community portfolio include communities acquired or disposed of since the beginning of the prior year, communities classified as assets held for sale, certain communities planned for disposition including through asset sales or Adjusted Free Cash Flow $3.8 ($26.3) lease terminations, certain communities that have undergone or are undergoing expansion, redevelopment, and repositioning projects, and certain communities that have experienced a casualty event that significantly impacts their operations. Same Community Operating Income is defined by the Company as resident fee revenue less facility operating expense (excluding natural disaster expense and related insurance recoveries) for the Company’s Same Community portfolio. Same ($ in millions) Community Operating Income does not include general and administrative expense or depreciation and amortization. Source: Company filings. 53

Cautionary Statement This presentation is provided merely as general information and is not intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This presentation does not recommend the purchase or sale of any security. This presentation is not intended to be, nor should it be construed or used as, investment, tax or legal advice. This information is the exclusive property of Brookdale Senior Living Inc. (“Brookdale” or the “Company”) and may not be reproduced or distributed, in whole or in part, without the express prior written consent of the Company. Certain statements in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding the Company’s intent, belief, or expectations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “could,” “would,” “on track,” “potential,” “intend,” “enable,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “executing,” “believe,” “poised,” “positioned,” “project,” “predict,” “continue,” “plan,” “target,” or other similar words or expressions, and include statements regarding the focus of the Board of Directors and management of the Company, the execution and advancement of the Company’s strategy, the Company’s CEO search process, the Company’s ability to continue to successfully execute on key initiatives, deliver positive financial and operational performance and drive enhanced shareholder value. These forward-looking statements are based on certain assumptions and expectations, and the Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although the Company believes that expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its assumptions or expectations will be attained and actual results and performance could differ materially from those projected. Factors which could have a material adverse effect on the Company’s operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, events which adversely affect the ability of seniors to afford resident fees, including downturns in the economy, housing market, consumer confidence, or the equity markets and unemployment among resident family members; the effects of senior housing construction and development, lower industry occupancy, and increased competition; conditions of housing markets, regulatory changes, acts of nature, and the effects of climate change in geographic areas where the Company is concentrated; terminations of the Company’s resident agreements and vacancies in the living spaces it leases; changes in reimbursement rates, methods, or timing under governmental reimbursement programs including the Medicare and Medicaid programs; failure to maintain the security and functionality of the Company’s information systems, to prevent a cybersecurity attack or breach, or to comply with applicable privacy and consumer protection laws, including HIPAA; the Company’s ability to complete its capital expenditures in accordance with its plans; the Company’s ability to identify and pursue development, investment, and acquisition opportunities and its ability to successfully integrate acquisitions; competition for the acquisition of assets; the Company’s ability to complete pending or expected disposition, acquisition, or other transactions on agreed upon terms or at all, including in respect of the satisfaction of closing conditions, the risk that regulatory approvals are not obtained or are subject to unanticipated conditions, and uncertainties as to the timing of closing, and the Company’s ability to identify and pursue any such opportunities in the future; risks related to the implementation of the Company’s strategy, including initiatives undertaken to execute on the Company’s strategic priorities and their effect on its results; any resurgence or variants of the COVID-19 pandemic; limits on the Company’s ability to use net operating loss carryovers to reduce future tax payments; delays in obtaining regulatory approvals; the risks associated with tariffs and the uncertain duration of trade conflicts; disruptions in the financial markets or decreases in the appraised values or performance of the Company’s communities that affect the Company’s ability to obtain financing or extend or refinance debt as it matures and the Company’s financing costs; the Company’s ability to generate sufficient cash flow to cover required interest, principal, and long-term lease payments and to fund its planned capital projects; the effect of any non-compliance with any of the Company’s debt or lease agreements (including the financial or other covenants contained therein), including the risk of lenders or lessors declaring a cross default in the event of the Company’s non-compliance with any such agreements and the risk of loss of the Company’s property securing leases and indebtedness due to any resulting lease terminations and foreclosure actions; the inability to renew, restructure, or extend leases, or exercise purchase options at or prior to the end of any existing lease term; the effect of the Company’s indebtedness and long-term leases on the Company’s liquidity and its ability to operate its business; increases in market interest rates that increase the costs of the Company’s debt obligations; the Company’s ability to obtain additional capital on terms acceptable to it; departures of key officers and potential disruption caused by changes in management; increased competition for, or a shortage of, associates, wage pressures resulting from increased competition, low unemployment levels, minimum wage increases and changes in overtime laws, and union activity; environmental contamination at any of the Company’s communities; failure to comply with existing environmental laws; an adverse determination or resolution of complaints filed against the Company, including putative class action complaints; negative publicity with respect to any lawsuits, claims, or other legal or regulatory proceedings; costs to respond to, and adverse determinations resulting from, government inquiries, reviews, audits, and investigations; the cost and difficulty of complying with increasing and evolving regulation, including new disclosure obligations; changes in, or its failure to comply with, employment-related laws and regulations; the risks associated with current global economic conditions and general economic factors on the Company and the Company’s business partners such as inflation, commodity costs, fuel and other energy costs, competition in the labor market, costs of salaries, wages, benefits, and insurance, interest rates, tax rates, tariffs, geopolitical tensions or conflicts, and uncertainty surrounding a new presidential administration, the impact of seasonal contagious illness or other contagious disease in the markets in which the Company operates; actions of activist stockholders, including as a result of the current proxy contest and any potential change of control of the Company or the Board; as well as other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”), including those set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect management’s views as of the date of this communication. The Company cannot guarantee future results, levels of activity, performance or achievements, and, except as required by law, it expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained in this communication to reflect any change in the Company’s expectations with regard thereto or change in events, conditions, or circumstances on which any statement is based. This presentation may contain or refer to news, commentary and other information relating to the Company generated by, or sourced from, persons or companies that are not affiliated with the Company. The Company has neither sought nor obtained consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, including, without limitation, information generated by Pangaea Ventures, L.P., which is managed by Ortelius Advisors, L.P. (collectively, “Ortelius”) (collectively, the “Dissident Group”). The Company has not assisted in the preparation of any third party information, including, without limitation, information generated by the Dissident Group. Any statement or information that is obtained or derived from statements made or published by a third party should not be viewed as indicating the support of such third party for any view expressed in this presentation. This presentation may contain links to articles and/or videos (collectively, “Media”). The views and opinions expressed in such Media or those of the author(s)/speaker(s) referenced or quoted in such Media, unless specifically noted otherwise, do not necessarily represent the opinions of the Company. The Company filed its definitive proxy statement (the “Definitive Proxy Statement”) and a BLUE universal proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on May 14, 2025 in connection with the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) and its solicitation of proxies for the Company’s director nominees and for other matters to be voted on. This presentation is not a substitute for the Definitive Proxy Statement or any other document that the Company has filed or may file with the SEC in connection with any solicitation by the Company. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT, ACCOMPANYING BLUE UNIVERSAL PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. Stockholders will be able to obtain the Definitive Proxy Statement, any amendments or supplements thereto and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://brookdaleinvestors.com. The Company, its directors, executive officers, and certain other employees are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting. The Definitive Proxy Statement contains information regarding the identity of the participants, and their direct and indirect interests, by security holdings or otherwise, in the Company’s securities and can be found in the section titled “Principal Stockholders” of the Definitive Proxy Statement and available here. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4, and 5, which are available on the Company’s website available here or through the SEC’s website at www.sec.gov.